UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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TrueBlue, Inc.
(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Wednesday, May 9, 2018
10:00 a.m., Pacific Daylight Time
TrueBlue Building
1015 A Street
Tacoma, WA 98402

Letter to Shareholders

Tacoma, Washington
March 29, 2018

Dear Shareholders:

On behalf of the board of directors and management of TrueBlue, Inc. (“TrueBlue”), it is a pleasure to invite you to TrueBlue’s 2018 Annual Meeting of Shareholders, to be held at TrueBlue’s corporate headquarters located at 1015 A Street, Tacoma, Washington 98402, on Wednesday, May 9, 2018, at 10:00 a.m., Pacific Daylight Time.

As in prior years, TrueBlue has elected to deliver our proxy materials to the majority of our shareholders over the internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving resources and lowering the cost of delivery. On or about March 29, 2018, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access our 2018 proxy statement and 2017 Annual Report to shareholders for the fiscal year ended December 31, 2017 (the “2017 Annual Report”). The Proxy Notice also provides instructions on how to vote online, by telephone, or by requesting and returning a proxy card, and includes instructions on how to receive a paper copy of the proxy materials by mail.

The matters to be acted upon are described in this Notice of Annual Meeting of Shareholders and Proxy Statement.

I look forward to seeing you at the Annual Meeting of Shareholders. We will report on TrueBlue’s operations and respond to questions you may have.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. PLEASE VOTE ONLINE, BY TELEPHONE, OR BY MAIL AS SOON AS POSSIBLE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING OF SHAREHOLDERS, YOU WILL HAVE THE RIGHT TO VOTE YOUR SHARES IN PERSON.

Very truly yours,

/s/ Joseph P. Sambataro, Jr.

Joseph P. Sambataro, Jr.

Chairman of the Board

TrueBlue, Inc. 2018 Proxy Statement P. 1

Notice of Annual Meeting of Shareholders

Trueblue, Inc.

1015 A Street Tacoma, Washington 98402

Notice of Annual Meeting of Shareholders: Wednesday, May 9, 2018

The 2018 Annual Meeting of Shareholders of TrueBlue, Inc. (the “Meeting”), will be held at TrueBlue’s corporate headquarters at 1015 A Street, Tacoma, Washington 98402, on Wednesday, May 9, 2018, at 10:00 a.m., Pacific Daylight Time, for the following purposes:

1.	To elect the directors named in this proxy statement to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

2.	To conduct an advisory vote on our executive compensation;

3.	To approve the amendment and restatement of the Company’s 2016 Omnibus Incentive Plan; and

4.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2018.

Important notice regarding the availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 9, 2018: Our proxy statement is attached. Financial and other information concerning TrueBlue is contained in our 2017 Annual Report. The proxy statement and our 2017 Annual Report are available on our website at www.TrueBlue.com. Additionally, you may access our proxy materials and vote your shares at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE ONLINE, BY TELEPHONE, OR BY MAIL, AS PROMPTLY AS POSSIBLE, IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR, IF YOU ARE A SHAREHOLDER OF RECORD, VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING.

Only shareholders of record at the close of business on March 9, 2018, will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Brokers cannot vote for Proposals 1, 2, and 3 without shareholders’ instructions on how to vote.

By Order of the Board of Directors,

/s/ James E. Defebaugh

James E. Defebaugh

Secretary

Tacoma, Washington

March 29, 2018

TrueBlue, Inc. 2018 Proxy Statement P. 2

Proxy Statement Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders	Vote Right Away

Date and Time

May 9, 2018 at 10:00 a.m., Pacific Daylight Time

Location

TrueBlue Building
Robert J. Sullivan Auditorium
1015 A Street
Tacoma, Washington 98402

Record Date

March 9, 2018

Voting

Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

Even if you plan to attend our 2018 Annual Meeting of Shareholders, please read this proxy statement with care and vote right away using any of the methods below. In all cases, have your proxy card or voting instructions form in hand and follow the instructions.
Vote online Visit www.proxyvote.com

Vote using your mobile device Scan this QR Code to vote with your mobile device

Vote by telephone Dial toll-free 1-800-690-6903

Vote by requesting and mailing your proxy card Cast your ballot, sign your proxy card, and send by U.S. mail

Voting Matters

			Page
		Board Vote	Reference for
	Agenda Item	Recommendation	More Information
1	Elect the directors named in the proxy statement	FOR	12
2	Advisory vote on our executive compensation	FOR	26
3	Approve the amendment and restatement of the Company’s 2016 Omnibus Incentive Plan	FOR	53
4	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2018	FOR	62
TrueBlue, Inc. 2018 Proxy Statement P. 3

Proxy Statement Summary

2017 Business Summary

Revenue	$2.5 billion for 2017
Return of Capital	$37 million of common stock repurchases in 2017
Strategic Priorities	PeopleReady – Innovative mobile strategy and simplified brand structure
PeopleManagement – Productivity solutions and e-commerce focus
PeopleScout – #1 in market, new proprietary technology, attractive margin

Governance Best Practices

Leadership	Separation of chairman, lead independent director, and CEO roles since 2008
Independence	All non-executive directors are independent
All members of the governance, audit, and compensation committees are independent
Elections	All directors are elected annually
Directors must be elected by the majority of votes cast
Evaluations	All directors complete annual evaluations of the board of directors
The members of the audit, compensation, and innovation and technology committees complete annual self-evaluations of these committees
Alignment with Shareholder Interests	All directors have stock ownership guidelines
All directors receive annual equity grants
Attendance	All directors attended at least 75% of Board and their respective committee meetings

Board Composition

Independence 88% Independent	Tenure Average Tenure: 6.8 Years

Age Average Age: 59 Years	Racial and Gender Diversity Over 60% Female or Racially Diverse

TrueBlue, Inc. 2018 Proxy Statement P. 4

Proxy Statement Summary

Compensation Governance Highlights

Shareholder Approval	92% of shareholders approved of our executive compensation program in 2017
Compensation Committee	Compensation Committee oversees and regularly reviews named executive officer compensation
Compensation Consultant	Compensation Committee retains independent compensation consultant
Risk	Compensation programs do not encourage excessive or unnecessary risk-taking

Compensation Best Practices

What We Do	What We Do Not Do
Pay for performance by delivering a significant portion of compensation through performance and equity based plans	No excessive or guaranteed pay targets. All potential payouts are capped and tied to measurable targets
Request annual shareholder advisory say-on-pay vote	No re-pricing of options or equity grants
Target total compensation near the median of relevant peers	No pension benefits
Maintain meaningful stock ownership guidelines for all named executive officers	No gross-up of excise taxes or benefits
Engage an independent compensation consultant	No hedging or short sales of Company stock
Retain double trigger change-in-control agreements	No reward for excessive risk-taking
Conduct an annual risk analysis of compensation programs	No excessive executive perquisites
Maintain a clawback policy	No cash buyouts of underwater options
Minimum vesting period for options and restricted shares
TrueBlue, Inc. 2018 Proxy Statement P. 5

TrueBlue, Inc. 2018 Proxy Statement P. 6

TrueBlue, Inc. 2018 Proxy Statement P. 7

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of TrueBlue, Inc. (“TrueBlue,” “Company,” “we,” “us,” or “our”) to be voted at our 2018 annual meeting of shareholders (the “Meeting”) to be held at 10:00 a.m., Pacific Daylight Time, on Wednesday, May 9, 2018, at the corporate headquarters of TrueBlue at 1015 A Street, Tacoma, Washington 98402, and at any adjournment thereof. This proxy statement contains the required information under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

Background

What is the purpose of the Meeting?

At the Meeting, shareholders as of the record date will vote on the items of business outlined in the Notice of Annual Meeting of Shareholders (“Meeting Notice”). In addition, management will report on our business and respond to questions from shareholders.

When is the record date?

The Board has established March 9, 2018, as the record date for the Meeting (“Record Date”).

Why did I receive a Notice of Internet Availability of Proxy Materials or why did I receive this proxy statement and a proxy card?

You received a Notice of Internet Availability of Proxy Materials (“Proxy Notice”) or this proxy statement and a proxy card because you owned shares of TrueBlue common stock as of the Record Date and are entitled to vote on the items of business at the Meeting. This proxy statement describes the items of business that will be voted on at the Meeting and provides information on these items so that you can make an informed decision.

Who may vote?

In order to vote at the Meeting, you must be a TrueBlue shareholder as of the Record Date. If, on the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Meeting or by proxy.

If, on the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, or other agent (“Agent”) and not in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available or being forwarded to you by your Agent. The Agent holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your Agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid legal proxy issued in your name from your Agent.

How many shares of TrueBlue common stock are outstanding?

As of the Record Date, there were 41,034,541 shares of TrueBlue common stock outstanding. There are no other classes of capital stock outstanding.

Voting Procedure

How do I vote?

If you are a shareholder of record (your shares are owned in your name and not in “street name”), you may vote:

•   online at www.proxyvote.com;

•   by using your mobile device to scan the QR Code provided in the proxy statement summary;

•   by telephone toll-free (within the U.S. or Canada) at
1-800-690-6903;

•   by requesting, signing, and returning a proxy card; or

•   by attending the Meeting and voting in person.

If you wish to vote online or by telephone, you must do so before 11:59 p.m., Eastern Daylight Time, on Tuesday, May 8, 2018. After that time, online or telephone voting will not be permitted, and a shareholder wishing to vote, or revoke an earlier proxy, must submit a signed proxy card or vote in person. Shareholders can vote in person during the Meeting. Shareholders of record will be on a list held by the inspector of election. “Street name” shareholders, also known as beneficial holders, must obtain a proxy from the institution that holds their shares and present it to the inspector of election with their ballot. Shareholders voting online will need to follow the instructions at www.proxyvote.com. Voting in person or online by a shareholder will revoke and replace any previous votes submitted by proxy.

In accordance with SEC rules, we are providing all shareholders with their proxy materials online unless a shareholder has affirmatively elected to receive paper materials. You may elect to receive paper copies of proxy materials, at no cost to you, by following the instructions contained in the Proxy Notice.

TrueBlue, Inc. 2018 Proxy Statement P. 8

General Information

How are my voting instructions carried out and how does the Board recommend I vote?

When you vote via proxy, by properly executing and returning a proxy card, or by voting online or by telephone, you appoint the individuals named on the proxy card (the “Proxy”) as your representatives at the Meeting. The Proxy will vote your shares at the Meeting, or at any adjournment of the Meeting, as you have instructed them on the proxy card. We urge you to specify your choices by marking the appropriate boxes on the proxy card, or carefully following the instructions for voting online or by telephone.

The Board recommends that you vote:

1.  FOR the election of the director nominees named in this proxy statement (Proposal 1);

2.  FOR the advisory approval of our executive compensation (Proposal 2);

3.  FOR approving the amendment and restatement of the Company’s 2016 Omnibus Incentive Plan (Proposal 3); and

4.  FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2018 (Proposal 4).

With proxy voting, your shares will be voted regardless of whether you attend the Meeting. Even if you plan to attend the Meeting, it is advisable to vote your shares via Proxy in advance of the Meeting in case your plans change.

If any nominee for director is unable to serve, or for good cause will not serve, or if an item that is not described in the Meeting Notice properly comes up for vote at the Meeting, or at any postponement or adjournment of the Meeting, your Proxy will vote the shares as recommended by the Board pursuant to the discretionary authority granted in the Proxy card. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

How many votes do I have?

You have one vote for each share you own, and you can vote those shares for each item of business to be addressed at the Meeting.

How many shares must be present to hold a valid Meeting?

For us to hold a valid Meeting, we must have a quorum, which means that a majority of the outstanding shares of our common stock that are entitled to cast a vote are present in person, or by Proxy, at the Meeting. Proxy cards received but marked as abstentions and Broker Non-Votes (discussed below) will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Your shares will be counted as present at the Meeting if you:

•   vote online or by telephone;

•   properly submit a proxy card by mail (even if you do not provide voting instructions); or

•   attend the Meeting and vote in person.

How many votes are required to approve an item of business?

As described in more detail under “Proposal 1. Election of Directors,” the Company has adopted majority voting procedures for the election of directors in uncontested elections. As this is an uncontested election, each of the nominees for directors will be elected by the vote of the majority of the votes cast. A “majority of votes cast” means that the number of votes cast “For” a nominee’s election exceeds the number of votes cast “Against” that nominee. There is no cumulative voting for the election of the Company’s directors. Abstentions and Broker Non-Votes are not considered “votes cast.” Likewise, a share otherwise present at the Meeting as to which a shareholder gives no authority or direction to vote is also not considered a “vote cast.”

The proposal to approve, by advisory vote, our executive compensation will be approved under Washington law if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal.

The proposal to approve the amendment and restatement of the Company’s 2016 Omnibus Incentive Plan will be approved if the number of votes cast “For” the proposal is a majority of the votes cast, with abstentions having the same effect as votes against the proposal.

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm will be approved under Washington law if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal.

What if my shares are held by a brokerage firm?

If you are a beneficial owner whose shares are held on record by a broker, you should instruct the broker how to vote your shares. The rules of the New York Stock Exchange (“NYSE”) allow brokerage firms to vote their clients’ shares on routine matters if the clients do not provide voting instructions at least ten (10) days prior to the shareholder annual meeting. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter under NYSE rules. However, all the other proposals in this proxy statement are not considered routine matters under

TrueBlue, Inc. 2018 Proxy Statement P. 9

General Information

NYSE rules. The NYSE rules do not allow brokerage firms to vote their clients’ shares on non-routine matters in the absence of affirmative voting instructions. Accordingly, it is particularly important that the beneficial owners instruct their brokers how they wish to vote their shares.

If your shares are represented at the Meeting but you do not provide voting instructions (a “Broker Non-Vote”), your shares will be counted for purposes of establishing a quorum to conduct business at the Meeting but will not be counted in determining the number of shares voted for or against the non-routine matter.

What if I change my mind after I submit my proxy?

You may revoke your proxy at any time before your shares are voted by:

•   submitting a later dated proxy prior to the Meeting (by mail, online, or telephone to be received before 11:59 p.m. Eastern Daylight Time, on May 8, 2018);

•   delivering a written request to return the executed proxy;

•   voting in person at the Meeting; or

•   providing written notice of revocation to the Secretary of the Company at 1015 A Street, Tacoma, Washington 98402.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed with the SEC within four (4) business days of the Meeting. If final voting results are not available within the four (4) business day time frame, we plan to file a Form 8-K disclosing preliminary voting results within the required four (4) business days, to be followed as soon as practicable by an amendment to the Form 8-K containing final voting results.

How can multiple shareholders sharing the same address request the receipt of only one set of proxy materials and other investor communications?

If you opt to continue to receive paper copies of our proxy materials, you may elect to receive future proxy materials, as well as other investor communications, in a single package per address. This practice, known as “householding,” is designed to reduce our paper use, printing, and postage costs. To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address. Once we receive your consent, we will send a single package per household until you revoke your consent by notifying our Investor Relations Department at 1015 A Street, Tacoma, Washington 98402. We will start sending you individual copies of proxy materials and other investor communications within thirty (30) days of your revocation.

Can I receive the proxy materials electronically?

Yes. Shareholders who have not affirmatively opted to receive paper proxy materials through the mail will receive a Proxy Notice and may access our proxy materials online. On or about March 29, 2018, we mailed to our shareholders a Proxy Notice directing shareholders to the website where they can access our 2018 proxy statement, 2017 Annual Report, and instructions on how to vote online or by phone. If you received the Proxy Notice and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Proxy Notice to request that a paper copy be mailed to you.

We will arrange with brokerage firms, custodians, nominees, and fiduciaries to forward proxy materials to certain beneficial owners of our common stock. We will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

Who may solicit proxies?

Proxies may be solicited by our officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for their services.

Who will count the votes?

Broadridge Investor Services will count the votes and will serve as the independent inspector of election.

TrueBlue, Inc. 2018 Proxy Statement P. 10

General Information

Proposals by Shareholders	Additional Information

How can a shareholder submit a proposal to be voted on at the 2019 annual meeting of shareholders?

If a shareholder wishes to submit a proposal for consideration at the 2019 annual meeting of shareholders (“2019 Meeting”), the shareholder must submit the proposal in writing to our principal executive offices located at 1015 A Street, Tacoma, Washington 98402, Attn: Corporate Secretary, no earlier than the close of business on the 120th day and no later than the 90th day prior to the first anniversary of the date of the Meeting (for the 2019 Meeting, proposals must be submitted between January 9, 2019, and February 8, 2019) and must comply with the requirements set forth in our Amended and Restated Bylaws (the “Bylaws”). Copies of the Bylaws are available to shareholders upon request to the Company’s Secretary.

If a shareholder wishes to have a proposal considered for inclusion in our 2019 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must comply with the requirements set forth in our Bylaws and in Rule 14a-8 and be received by the Company at our principal executive offices located at 1015 A Street, Tacoma, Washington 98402, Attn: Corporate Secretary, by no later than 120 calendar days before the first anniversary of the date on which the Company is releasing this proxy statement to shareholders in connection with the Meeting.

A proposal for action to be presented by any shareholder at an annual meeting will be out of order and will not be acted upon unless it has been submitted in compliance with the requirements set forth in our Bylaws and is, under law, an appropriate subject for shareholder action.

Shareholder nominations of candidates for election to the Board are subject to the requirements described under “Nominations for Directors - Nominations by Shareholders” in the “Corporate Governance” section of this proxy statement.

Where can I find additional information about TrueBlue?

Our reports on Forms 10-K, 10-Q, 8-K, and other publicly available information should be consulted for other important information about TrueBlue. You can also find additional information about us on our website at www.TrueBlue.com. The mailing address of the principal executive office of the Company is 1015 A Street, Tacoma, Washington 98402. The telephone number for the Company is (253) 383-9101.

TrueBlue, Inc. 2018 Proxy Statement P. 11

PROPOSAL 1

Election of Directors

The Nominees

The board of directors (the “Board”) has nominated the following persons for election as directors. The Board recommends a vote “FOR” each of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. The biographies of each of the nominees below contain information regarding the nominees’ service on the Board, business experience, director positions held currently or at any time during the last five (5) years, and information regarding involvement in certain legal or administrative proceedings, if applicable. Each biographic summary is followed by a brief summary of certain experiences, qualifications, attributes, or skills that led the Corporate Governance and Nominating Committee (the “Governance Committee”) and the Board to determine that each nominee should serve as a director for the Company. The summaries do not include all of the experiences, qualifications, attributes, or skills of the nominees. General information regarding the nomination process is included in the Corporate Governance Section under “Nominations for Directors.”

Colleen B. Brown

Colleen B. Brown, 59, has served as a Director of the Company since June 2014. Ms. Brown serves on the boards of directors of the privately held Port Blakely, the venture capital firm SpringRock Ventures, and the venture-backed technology company Spark Networks SE. She is the Founding Principal of Marca Global, an internet technology company. Ms. Brown was previously Director, President, and Chief Executive Officer of Fisher Communications, a public multimedia company. Ms. Brown has served as Chairman of the board of directors of American Apparel, as a Director of Career Builder, and as a Director of Classified Ventures. She is currently a Director of a nonprofit, Delta Dental of Washington. She is a member of NACD, WCD, IWF, and C200. Her community activities have included the Washington Roundtable and United Way of King County. Ms. Brown is a Henry Crown Fellow and a member of the Aspen Global Leadership Network at the Aspen Institute.

Ms. Brown brings extensive executive experience in strategic planning, operations, finance, and technology. Her leadership as a public company Chief Executive Officer, as well as a senior officer in two large media companies, is a valuable resource to the Company. As an NACD fellow, Ms. Brown is a champion of best practices in corporate governance.

Steven C. Cooper

Steven C. Cooper, 55, has served as a Director and the Company’s Chief Executive Officer since April 2006. Mr. Cooper served as President between 2005 and 2015 and as Executive Vice President and Chief Financial Officer between 2001 and 2005. Mr. Cooper is currently a Director and member of the audit committee of Boise Cascade Company. Mr. Cooper is also a Director of the Washington Roundtable, a nonprofit public policy organization representing major private sector employers throughout Washington State, and is a member of the American Cancer Society CEOs Against Cancer. He served as the Chair of the United Way of Pierce County’s fundraising committee between 2014 and 2015.

Mr. Cooper has extensive experience in strategic planning, operations, finance, and accounting. Mr. Cooper is the only management member of the Board, thus his participation on the Board fulfills a critical communication and leadership role.

William C. Goings

William C. Goings, 60, has served as a Director of the Company since April 2016. Mr. Goings was Executive Vice President of TD Bank Group and President of TD Insurance from 2010 to 2012. Mr. Goings also held the positions of Senior Vice President and Chief Operating Officer at TD Insurance between 2009 and 2010. Prior to joining TD Bank Group, Mr. Goings was in a variety of operating roles with Genworth Financial from 2004 to 2009 and GE Capital from 1996 to 2004. Mr. Goings’s earlier career was spent working for global companies in corporate banking, strategic planning, and business development.

Mr. Goings brings to the Board extensive expertise having served as a senior officer of a large multi-national corporation as well as an executive level, operations focused, strategic planning, and problem solving ability.

TrueBlue, Inc. 2018 Proxy Statement P. 12

PROPOSAL 1

Election of Directors

Kim Harris Jones

Kim Harris Jones, 58, has served as a Director of the Company since May 2016. Ms. Harris Jones most recently served as Senior Vice President and Corporate Controller of Mondelez International from 2012 until 2014. She previously served as the Senior Vice President and Corporate Controller at Kraft Foods, Inc. from 2009 until 2012. Prior to her time at Kraft, Ms. Harris Jones served in a number of positions, most notably as Senior Vice President and Corporate Controller of Chrysler LLC from 2008 to 2009. Ms. Harris Jones currently serves on the board of directors of the Ethiopian North American Health Professionals Association as well as on the finance committee of the Consortium for Graduate Study in Management and is a member of the Executive Leadership Council (“ELC”).

Ms. Harris Jones has extensive management, financial, and business experience at large complex corporations undergoing significant corporate growth and change.

Stephen M. Robb

Stephen M. Robb, 53, has served as a Director of the Company since
April 2016. Mr. Robb has announced his intention to retire as Chief Financial Officer of the Clorox Company effective March 31, 2018, where he has served as Executive Vice President and Chief Financial Officer since 2014 and was previously Senior Vice President and Chief Financial Officer between 2011 and 2014. Prior to being named Chief Financial Officer, Mr. Robb served as Vice President of Global Finance and held numerous other roles for The Clorox Company since 1989.

Mr. Robb has extensive experience in financial leadership and strategic cost savings efforts at a large multinational organization.

Jeffrey B. Sakaguchi

Jeffrey B. Sakaguchi, 56, has served as a Director of the Company since December 2010 and as Chair of the Governance Committee and Lead Independent Director since January 2017. Mr. Sakaguchi serves as a Director of Eccentex, Inc., a privately held early-stage software company, and as a Director of ACT Holdings, Inc., a privately held debt collection, call center operation, and business process outsourcing company. Mr. Sakaguchi resigned as Chairman of the board of directors of Neah Power Systems, Inc. in February 2017. He is also a member and former Chairman of the board of directors for the Los Angeles Region of the American Red Cross, a non-profit humanitarian organization, for which he currently serves as Chair of the biomedical committee. He is also an appointed member of the National Philanthropic Board of the American Red Cross.

Mr. Sakaguchi’s experience in a number of leadership roles helps the Company improve performance and build market share. His background and expertise in emerging technology, start-ups, and strategy provides valuable guidance to the Company’s strategic, innovative, and technological efforts. His experience provides a valuable resource to the Company.

Joseph P. Sambataro, Jr.

Joseph P. Sambataro, Jr., 67, has served as a Director of the Company since January 2000 and as Chairman of the Board since October 2008. Mr. Sambataro served as the Company’s Chief Executive Officer from 2001 until 2006 and served as the Company’s President from 2001 until 2005. Mr. Sambataro joined the Company in 1997 and served as Chief Financial Officer, Executive Vice President, Treasurer, and Assistant Secretary until 2001. Prior to joining the Company, he worked with BDO Seidman, LLP, KPMG Peat Marwick, and in senior management of biotechnology firms in Seattle.

Mr. Sambataro’s long and successful tenure as Chief Executive Officer and Chief Financial Officer for the Company during its formative years, combined with his effective leadership and coaching skills, financial and accounting expertise, and unique ability to develop consensus, are among the contributions he makes to the Board and the primary reasons why he serves as our Chairman of the Board.

TrueBlue, Inc. 2018 Proxy Statement P. 13

PROPOSAL 1

Election of Directors

Bonnie W. Soodik

Bonnie W. Soodik, 67, has served as a Director of the Company since March 2010. Ms. Soodik’s career spanned 30 years with The Boeing Company, where she had most recently served as Senior Vice President, Office of Internal Governance, and as a member of the Boeing Executive Council. Ms. Soodik also served in various vice president roles within Boeing and McDonnell Douglas Corporation, where she began her career in 1977.

Ms. Soodik has experience from a broad number of functions at Boeing, from operations to human resources, and has overseen governance, compliance, and regulatory affairs. Her experience with such a large organization provides a valuable resource to the Company.

Majority Voting

The Company’s directors are elected each year at the Annual Meeting of Shareholders to serve until their successors are elected and qualified, or until they resign, are removed, or are otherwise disqualified to serve. The Company’s Board currently consists of eight (8) directors.

A nominee for director in an uncontested election who does not receive a majority vote but who was a director at the time of the election shall not be elected, but shall continue to serve as a holdover director until the earliest of: (i) ninety (90) days after the date on which an inspector determines the voting results as to that director pursuant to Section 23B.07.280 of the Washington Business Corporation Act; (ii) the date on which the Board appoints an individual to fill the office held by such director, which appointment shall constitute the filling of a vacancy by the Board; or (iii) the date of the director’s resignation. Any vacancy resulting from the non-election of a director under these circumstances may be filled by the Board as provided in Article II, Section 2.11 of the Company’s bylaws. The Governance Committee will promptly consider whether to fill the position of a nominee failing to receive a majority vote and make a recommendation to the Board to fill the position. The Board will act on the Governance Committee’s recommendation and, within ninety (90) days after the certification of the shareholder vote, will publicly disclose its decision. Except as provided in the next sentence, a director who fails to receive a majority vote for election will not participate in the Governance Committee’s recommendation or the Board’s decision about filling his or her office. If no director receives a majority vote in an uncontested election, then the incumbent directors: (i) will nominate a slate of nominee directors and hold a special meeting for the purpose of electing those nominees as soon as practicable; and (ii) may in the interim fill one or more director positions with the same director(s) who will continue in office until their successors are elected.

THE GOVERNANCE COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

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Corporate Governance

Leadership Structure

The lead independent director shall be responsible for:

(i)    maintaining effective communications and otherwise serving as a liaison between the independent directors, the Board Chair, and the CEO, which includes the right to direct the distribution of information to the independent directors and to call special meetings of committees and, if not a member of the committee, participate on an ex officio and non-voting basis in any committee meetings;

(ii)    engaging (or overseeing the Board’s process for engaging) with institutional or other major shareholders or stakeholders on behalf of the independent directors to the extent the Board wishes to so engage;

(iii)   reviewing and approving agendas for, and the scheduling of, Board and shareholder meetings, including ensuring that independent directors have proper input into Board meetings; and

(iv)   generally representing the Board during emergency situations and whenever such representation, in the lead independent director’s reasonable judgment, is required or will benefit the Board.

The Chair of the Governance Committee shall preside at meetings of the Board and the shareholders in the absence of the Board Chair and the lead independent director.

The Chair of the Governance Committee shall be responsible for:

(i)    leading the Governance Committee in discharging such responsibilities as may be established in its charter including without limitation: (a) the annual evaluation processes for the CEO, the Board, and Board committees; (b) the identification, review, and proposal of nominees (including the nomination of existing directors) to the Board; (c) proposing changes in the composition of the committees; and (d) the CEO succession planning process;

(ii)    identifying, communicating, and reviewing existing and new governance requirements, proposals, and trends; and

(iii)   undertaking such other matters as may be delegated to the Chair of the Governance Committee by the Board Chair or lead independent director.

The Board has divided its leadership among three directors:

•    Steven C. Cooper serves as chief executive officer (the “CEO”);

•    Joseph P. Sambataro, Jr. serves as Chair of the Board (the “Board Chair”); and

•    Jeffrey B. Sakaguchi serves as lead independent director.

The Board has appointed different individuals to fulfill the roles of the Board Chair and the CEO for over ten (10) years. The Board believes that it is in the best interest of the shareholders and an efficient allocation of the time and responsibilities for Company leadership to separate these roles.

The Board Chair shall generally plan the Board meeting calendar and preside at and, with consultation and input from the CEO and all other directors, propose the agendas for, meetings of the Board and the shareholders except: (i) for executive sessions of independent directors where the Board has determined that the Board Chair is not independent; and (ii) where the Board Chair has a conflict or elects to delegate such responsibility to another director.

The Board Chair shall meet or confer with the CEO on a regular basis, will be responsible for maintaining effective communications between the Board and the CEO, and may participate on an ex officio and non-voting basis in all committees of the Board, subject to each committee’s right to exclude such participation during executive sessions and for other good governance purposes.

In the event the Board Chair role was to be expanded by the Board to “Board Executive Chair” for a certain period of time, the director serving in this role, in addition to the above responsibilities, would also participate in: strategy development; leadership assessment; investor relations planning and meetings with shareholders when needed; and key vendor/service provider relationship meetings. The Board Executive Chair role is advisory in nature, with no oversight of daily operations, the primary purpose of which is to facilitate the transition to a new CEO and provide continuity to the organization.

The lead independent director shall preside at meetings of the Board and the shareholders in the absence of the Board Chair and, specifically, during all Board executive sessions of the independent directors, except where the lead independent director has a conflict or elects to delegate such responsibility to another independent director.

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Corporate Governance

Director Independence

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with criteria set forth in the Company’s Corporate Governance Guidelines (the “Guidelines”), which include all elements of independence set forth in the NYSE listing standards and related SEC Rules and Regulations. At a regularly scheduled portion of each Board meeting or as part of the Governance Committee meetings, the independent directors meet in executive session without management or any non-independent directors present.

Based on these standards, at its meeting held on March 15, 2018, the Governance Committee and the Board determined that each of the following non-employee directors is independent and has no material relationship with the Company, except as a director and shareholder of the Company:

•    Colleen B. Brown

•    William C. Goings

•    Kim Harris Jones

•    Stephen M. Robb

•    Jeffrey B. Sakaguchi

•    Joseph P. Sambataro, Jr.

•    Bonnie W. Soodik

Based on the NYSE Rules, the Board determined that Steven C. Cooper is not independent because he is the CEO of the Company. William W. Steele retired from the Board effective December 31, 2017.

Risk Assessment

The Company has an enterprise risk management (“ERM”) program. Risk responsibilities are integrated within the current management structure. Specific risks are assigned to business area experts, and the most significant risks are regularly discussed with the Board as part of its active oversight of risks that could affect the Company. The Board is assisted in this regard by the Audit Committee, which has responsibility for periodically reviewing the guidelines, policies, and procedures by which the Company assesses and manages its exposure to risk and reviews the risk exposures and the steps management uses to identify, monitor, assess, and respond to such exposures. Both the Audit Committee and the Board discuss specific risks with management throughout the year, as appropriate. The Board believes the administration of this risk oversight function does not negatively affect the Board’s leadership structure.

Corporate Governance Guidelines

The Corporate Governance Guidelines (the “Guidelines”) are available at investor.trueblue.com/corporate-governance/governance-documents. Shareholders may request a free printed copy by contacting TrueBlue, Inc., Investor Relations, 1015 A Street, Tacoma, Washington 98402. The Guidelines were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and that the interests of the Board and management align with the interests of the shareholders.

On an annual basis, each director and executive officer is obligated to complete a Director or Officer Questionnaire which, among other things, requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

Code of Conduct and Business Ethics

Our Code of Conduct and Business Ethics (“Code of Conduct”) is applicable to all directors, officers, and employees of the Company. Our Code of Conduct is available at www.trueblue.com/about/our-vision by selecting “Code of Ethics.” Shareholders may also request a free printed copy from TrueBlue, Inc., Investor Relations, 1015 A Street, Tacoma, Washington 98402.

The Company intends to disclose any amendments to the Code of Conduct (other than technical, administrative, or non-substantive amendments) and any waivers of a provision of the Code of Conduct for directors or executive officers on the Company’s website at www.trueblue.com. Information on the Company’s website, however, does not form a part of this proxy statement.

Related Person Transactions

The Board has adopted a Related Person Transaction Policy, which sets forth the policies and procedures for the review and approval or ratification of “Related Person Transaction(s).” A Related Person Transaction is defined to include transactions, arrangements, or relationships in which the Company is a participant, the amount involved exceeds $120,000, and a Related Person has or will have a direct or indirect material interest. “Related Person” is defined to include directors, executive officers, director nominees, beneficial owners of more than 5% of the Company’s common stock, and members of their immediate families. A Related Person Transaction must be reported to the Company’s General Counsel and reviewed and approved by the Governance Committee. Under certain circumstances, a transaction may be approved by the Chair of the Governance Committee subject to ratification by the full Governance Committee at its next meeting. In determining whether to approve

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Corporate Governance

or ratify a Related Person Transaction, the Governance Committee, as appropriate, shall review and consider:

•   the Related Person’s interest in the Related Person Transaction;

•   the approximate dollar value of the Related Person Transaction;

•   the approximate dollar value of the Related Person’s interest in the Related Person Transaction without regard to the amount of any profit or loss;

•   whether the Related Person Transaction was undertaken in the ordinary course of business of the Company;

•   whether the Related Person Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•   the purpose of, and the potential benefits to the Company of, the Related Person Transaction; and

•   any other information regarding the Related Person in the context of the proposed Related Person Transaction that would be material to investors in light of the circumstances of the particular transaction.

After reviewing all facts and circumstances, the Governance Committee may approve or ratify the Related Person Transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company.

There were no Related Person Transactions in 2017.

when reviewing director candidates and in connection with the Board’s annual self-assessment process for current members of the Board.

Change in Director’s Principal Business Association

Each time a director’s principal occupation or business association changes substantially, the director is required to tender a proposed resignation from the Board to the Chair of the Governance Committee (or, in the case of the Chair of the Governance Committee’s occupation or association changing, to the Board Chair and the lead independent director, if one has been elected). The Governance Committee shall review the director’s continuation on the Board and recommend to the Board whether, in light of all the circumstances, the Board should accept such proposed resignation or request that the director continue to serve.

Nominee Identification and Evaluation

The Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the need for diversity on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or arise, the Governance Committee considers potential candidates for director which may come to the Governance Committee’s attention through current Board members, professional search firms, shareholders, or other persons. These candidates will be evaluated at regular or special meetings of the Governance Committee and may be considered at any time during the year.

The Governance Committee will consider candidates recommended by shareholders. The Governance Committee will make an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized in this section to determine whether the candidate is qualified for service on the Board before deciding to undertake a complete evaluation of the candidate. If a shareholder or professional search firm provides any materials in connection with the nomination of a director candidate, such materials will be forwarded to the Governance Committee as part of its review. If the Governance Committee determines that additional consideration is warranted, it may engage a third-party search firm to gather additional information about the prospective nominee’s background and experience and report its findings to the Governance Committee. Other than the verification of compliance with procedures, shareholder status, and the initial analysis performed by the Governance Committee, the Governance Committee will treat a potential candidate nominated by a shareholder like any other potential candidate during the review process. In connection with this evaluation, the Governance Committee will determine whether

Nominations for Directors

Qualifications of Nominees

The Guidelines include the criteria our Board believes are important in the selection of director nominees. While the Board has not established any minimum qualifications for nominees, the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, and experience in industry, finance, administration, and operations) of each candidate, and the skills and expertise of its current members while taking into account the overall operating efficiency of the Board and its committees. With respect to diversity, we broadly construe diversity to mean not only diversity of race, gender, and ethnicity, but also diversity of opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability, or any other basis proscribed by law. Service on other boards of directors and other commitments by directors will be considered by the Governance Committee and the Board

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Corporate Governance

to interview the prospective nominee. One or more members of the Governance Committee, and others as appropriate, will interview the prospective nominees in person or by telephone. After completing this evaluation and interview, the Governance Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Governance Committee.

Nominations by Shareholders

The Governance Committee will consider director candidates recommended by shareholders on the same basis as candidates recommended by the Governance Committee. In accordance with the Company’s bylaws, shareholders wishing to nominate a candidate must deliver the name and address of the shareholder as they appear on the Company’s books (or if the shareholder holds shares for the benefit of another person, the name and address of such beneficial owner) in a letter addressed to the Chair of the Governance Committee in care of the Company’s Secretary and mailed to the Company’s principal executive offices at 1015 A Street, Tacoma, WA 98402, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the 2018 Annual Meeting of the Shareholders (nominations for the 2019 Annual Meeting of Shareholders must be submitted between January 9, 2019, and February 8, 2019). In addition, the submitting shareholder must provide the following information about said shareholder:

•   the class or series and number of shares of the Company which are, directly or indirectly, owned beneficially and/or of record;

•   any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived, in whole or in part, from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise (a “Derivative Instrument”) that is, directly or indirectly, owned beneficially and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company;

•   any proxy, contract, arrangement, understanding, or relationship pursuant to which the shareholder has a right to vote or has been granted a right to vote any shares of any security of the Company;

•   any short interest in any security of the Company;

•   any rights to dividends on the shares of the Company owned beneficially by the shareholder that are separated or separable from the underlying shares of the Company;

•   any proportionate interest in shares of the Company or Derivative Instruments held, directly or indirectly, by a general or limited partnership, limited liability company, or similar entity in which the shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, is the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of a limited liability company or similar entity;

•   any performance-related fee (other than an asset-based fee) that the shareholder is entitled to which is based on any increase or decrease in the value of shares of the Company or any Derivative Instruments; and

•   the information called for above for any members of the shareholder’s immediate family sharing the same household.

For each person who the shareholder proposes to nominate for election or re-election to the Board, the shareholder must also provide:

•   all information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated thereunder (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•   a description of all direct and indirect compensation and other material monetary agreements, arrangements, and understandings during the past three years; and

•   any other material relationships, between or among the shareholder and its respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination or on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, was the “registrant” for purposes of such rule and the nominee was a director or executive officer of such registrant.

To be eligible as a nominee for election or re-election as a director of the Company, pursuant to a nomination by a shareholder, a person must deliver (in accordance with the time periods prescribed) to the Secretary at the principal executive office of the Company a written questionnaire (provided by the Secretary upon written request) with respect

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Corporate Governance

to the background and qualification of such person, the background of any other person or entity on whose behalf the nomination is being made, and a written representation and agreement (in the form provided by the Secretary upon written request) that such person:

•   in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, if elected as a director of the Company, will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, stock ownership, and trading policies and guidelines of the Company; and

•   is not and will not become a party to:

•   any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company;

•   any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law; or

•   any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed therein.

Additional information may be requested to assist the Governance Committee in determining the eligibility of a proposed candidate to serve as a director. This may include requiring that a prospective nominee complete a Director Questionnaire and provide any follow-up information requested. In addition, the nominee must meet all other requirements contained in the Company’s bylaws.
Meetings and Committees of the Board

The Board

Each director is expected to devote sufficient time, energy, and attention to ensure diligent performance of his or her duties and to attend all Board, committee, and shareholders’ meetings. The Board met nine (9) times during 2017. All directors attended at least 75% of the meetings of the Board and of the committees on which they served during the fiscal year ended December 31, 2017. All directors attended the 2017 Annual Meeting of Shareholders on May 11, 2017.

Committees of the Board

The Board has four standing committees to facilitate and assist the Board in the execution of its responsibilities. These committees are the Audit Committee, the Compensation Committee, the Governance Committee, and the Innovation and Technology Committee. All the committees are comprised solely of non-employee, independent directors. Charters for each committee are available on the Company’s website at investor.trueblue.com/corporate-governance/governance-documents. The charter of each committee is also available in print to any shareholder upon request. The table below shows membership for each of the standing Board committees.

Membership of Board Committees

2017 Committee Membership
Audit	Compensation	Governance	Innovation and Technology
Stephen M. Robb, Chair	Bonnie W. Soodik, Chair	Jeffrey B. Sakaguchi, Chair	Colleen B. Brown, Chair
William C. Goings	Colleen B. Brown	Colleen B. Brown	Kim Harris Jones
Kim Harris Jones	Jeffrey B. Sakaguchi	William C. Goings	Jeffrey B. Sakaguchi
William W. Steele		Kim Harris Jones	Joseph P. Sambataro
		Stephen M. Robb	Bonnie W. Soodik
Bonnie W. Soodik
William W. Steele
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Corporate Governance

2018 Committee Membership
Audit	Compensation	Governance	Innovation and Technology
Stephen M. Robb, Chair	Bonnie W. Soodik, Chair	Jeffrey B. Sakaguchi, Chair	Colleen B. Brown, Chair
William C. Goings	Colleen B. Brown	Colleen B. Brown	William C. Goings
Kim Harris Jones	Jeffrey B. Sakaguchi	William C. Goings	Kim Harris Jones
		Kim Harris Jones	Jeffrey B. Sakaguchi
		Stephen M. Robb	Joseph P. Sambataro
		Bonnie W. Soodik	Bonnie W. Soodik

Audit Committee

The Audit Committee met eleven (11) times in the 2017 fiscal year. The Audit Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules and the independence standards set forth in Rule 10A-3 of the Exchange Act. The Governance Committee and the Board have determined that all the members of the Audit Committee are “financially literate” pursuant to the NYSE rules. At the time of their appointment to the Audit Committee, the Board affirmatively determined that Messrs. Robb, Goings, and Steele and Ms. Harris Jones are “audit committee financial experts,” as such term is defined in Item 407 of Regulation S-K. The Board has adopted a charter for the Audit Committee, which is available at investor.trueblue.com/corporate- governance/governance-documents. The charter is also available in print to any shareholder upon request.

Compensation Committee

The Compensation Committee met four (4) times in the 2017 fiscal year. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules. The Board has adopted a charter for the Compensation Committee, which is available on the Company’s website at investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request. Additional information regarding the Compensation Committee and its procedures and processes for the consideration and determination of executive and director compensation are included under the Compensation Discussion and Analysis section of this proxy statement.

Corporate Governance and Nominating Committee

The Governance Committee met four (4) times in the 2017 fiscal year. The Governance Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules. The Board has adopted a charter for the Governance Committee, which is available on the Company’s website at investor.trueblue.com/corporate-governance/ governance-documents. The charter is also available in print to any shareholder upon request.

Innovation and Technology Committee

The Innovation and Technology Committee (“I&T Committee”) met four (4) times in the 2017 fiscal year. The I&T Committee’s primary functions are to oversee the Company’s information technology strategy and programs and to consider emerging innovation and business trends and their alignment with the Company’s business strategies and objectives. The Board has adopted a charter for the I&T Committee, which is available on the Company’s website at investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request.

Shareholder Communications
Any shareholder or interested party who wishes to communicate with our Board or any specific directors, including non-employee directors, may write to Board of Directors, TrueBlue, Inc. c/o Corporate Secretary, 1015 A Street, Tacoma, Washington 98402. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must indicate whether or not the author is a shareholder and clearly state whether the intended recipients are all members of the Board or specific individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director(s). If the Company develops any other procedures, they will be posted on the Company’s website at www.trueblue.com. Procedures addressing the reporting of other concerns by shareholders, employees, or other third parties are set forth in our Code of Conduct.

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Corporate Governance

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. Copies of the required filings must also be furnished to the Company. Based solely on the Company’s review of forms received by it, or representations from certain reporting persons, the Company believes that during 2017 all applicable Section 16(a) filing requirements were met and that all such filings were timely.

TrueBlue, Inc. 2018 Proxy Statement P. 21

Compensation of Directors

Annual Retainers and Committee Fees

In 2017, the Board Chair and the lead independent director each received an annual cash retainer of $75,000. All other non-employee directors received an annual cash retainer of $50,000. The Audit Committee Chair received an additional annual retainer payment of $15,000. All other committee chairs received an additional annual retainer payment of $10,000.

Each non-employee director received meeting fees for attendance during each regular or special Board or committee meeting in accordance with the following schedule.

Meeting	In Person	Telephonic
Board of Directors	$1,500	$750/$	1,500*
Audit Committee Chair	$1,500		$750
Audit Committee Member	$1,250		$750
Compensation Committee Chair or Member	$1,250		$750
Governance Committee Chair or Member	$1,250		$750
Innovation and Technology Committee Chair or Member	$1,250		$750
* Directors are paid $750 for telephonic Board meetings lasting less than two hours. Directors are paid $1,500 for telephonic Board meetings lasting two hours or longer.

In 2018, new compensation levels and a new structure came into effect for non-employee directors. Effective January 1, 2018, non-employee directors will receive (i) an annual cash board retainer, (ii) an annual committee retainer, which has replaced the committee meeting fees, and (iii) if applicable, a committee chair supplement. The schedule of payments are as set forth below:

Annual Board Retainer			Amount
Board Chair			$97,000
Lead Independent Director			$84,500
Other Directors			$72,000
Annual Committee Retainer			Amount
Audit Committee			$10,000
Compensation Committee			$8,000
Governance Committee			$5,000
Innovation and Technology Committee			$5,000
Board Chair Committee Supplement			$15,000
Committee Chair Supplement			Amount
Audit Committee, Chair			$15,000
Governance Committee, Chair			$15,000
Compensation Committee, Chair			$10,000
Innovation and Technology, Chair			$10,000

Equity Grants

Each non-employee director receives an annual grant of unrestricted common stock. Non-employee directors appointed during the year are entitled to receive a pro rata grant as follows: 100% if appointed prior to the first quarterly meeting, 75% if appointed on or prior to the second quarterly meeting, 50% if appointed on or prior to the third quarterly meeting, and 25% if appointed on or prior to the last quarterly meeting of the year.

In 2017, each non-employee director received an annual grant of unrestricted common stock worth $100,000. The Board Chair and the lead independent director each received an additional $48,000 grant. The Audit Committee Chair received an additional $35,000 grant while all other committee chairs received an additional $25,000 grant. In 2017, the Company determined the number of shares of each such annual grant of common stock based on the average closing price of our stock during the 60 trading days prior to the second full trading day after the announcement of the Company’s fourth quarter and year-end financial results, which was $23.44 per share. The target equity awards received by each non-employee director in 2017 are set forth in the table below.

Name	Target Equity Award Value
Colleen B. Brown	$125,000
William C. Goings	$100,000
Kim Harris Jones	$100,000
Stephen M. Robb	$135,000
Jeffrey B. Sakaguchi	$173,000
Joseph P. Sambataro, Jr.	$148,000
Bonnie W. Soodik	$125,000
William W. Steele	$100,000

In 2018, the target equity annual grant value changed and the Board Chair and lead independent director each received $145,000. All other non-employee directors received $110,000. The Audit Committee Chair received an additional $10,000 grant while all other committee chairs received an additional $7,500.

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Compensation of Directors

Equity Retainer and Deferred Compensation Plan for Non-Employee Directors	cable election to convert up to 100% of his or her cash retainer to an equity retainer, and then further elect to receive up to 50% of the equity retainer in the form of stock options, rather than unrestricted common stock. In addition, a director may make an irrevocable election to defer all or part of the stock award of his or her equity retainer to a time after he or she leaves the Board.

Each non-employee director is able to participate in the Equity Retainer and Deferred Compensation Plan for Non-Employee Directors. Under this plan, a director may elect to modify the manner in which he or she receives the annual retainer from the Company. Directors are given the option to make an irrevo-

Non-Employee Director Compensation

The following table discloses the cash, equity awards, and other compensation earned by each of the Company’s non-employee directors during the last completed fiscal year.

Name	Fees Earned and Paid in Cash	Stock Award Grant Date Fair Value (1)	Option Awards (2)	Total
Colleen B. Brown	$84,000	$134,392	—	$218,392
William C. Goings	$78,750	$107,503	—	$186,253
Kim Harris Jones (3)	$80,000	$107,503	—	$187,503
Stephen M. Robb (4)	$27,250	$215,006	—	$242,256
Jeffrey B. Sakaguchi	$109,000	$186,001	—	$295,001
Joseph P. Sambataro, Jr.	$101,250	$159,113	—	$260,363
Bonnie W. Soodik (5)	$84,000	$134,417	—	$218,417
William W. Steele (6)	$76,150	$107,503	—	$183,653

(1) This column represents the grant date fair value of shares awarded to each of the non-employee directors in 2017 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Accounting for Stock Compensation (Topic 718). The amounts are calculated using the closing price of our stock on the grant date, which was $25.20. For additional information, refer to Note 11 to the Notes to Consolidated Financial Statements found in Item 8 of Part II of our 2017 Form 10-K (listed under Stock-Based Compensation).

(2) No director elected to receive options in 2017. As of December 31, 2017, the aggregate number of option awards outstanding for non-employee directors was zero (0) for all directors except Mr. Goings who had 5,172 options outstanding.

(3) Under the Equity Retainer and Deferred Compensation Plan for Non-Employee Directors (“Director Equity Plan”), Ms. Harris Jones elected to defer 100% of her equity retainer in the form of 4,266 shares of Company stock. Ms. Harris Jones elected to receive these shares in 25% increments annually starting ninety (90) days after the first anniversary of her separation from the Board.

(4) Under the Director Equity Plan, Mr. Robb elected to convert 100% of his cash retainer to equity and to defer 100% of his equity retainer and converted cash retainer in the form of 8,532 shares of Company stock. Mr. Robb elected to receive these shares in full ninety (90) days after the first anniversary of his separation from the Board.

(5) Under the Director Equity Plan, Ms. Soodik elected to receive 50% of her equity retainer in 2,667 shares of vested Company stock and to defer 50% of her equity retainer in the form of 2,667 shares of Company stock. Ms. Soodik elected to receive these shares in full ninety (90) days after her separation from the Board.

(6) Mr. Steele resigned from the Board effective December 31, 2017.

TrueBlue, Inc. 2018 Proxy Statement P. 23

Compensation of Directors

Director Stock Ownership Guidelines	ownership guidelines. As of the end of the 2017 fiscal year, all directors either met these guidelines or were within the first five (5) years and on track to meet these guidelines. In December 2017, the Board amended the director stock ownership guidelines. Pursuant to the amendment, effective January 1, 2018, each director is expected to hold shares of the Company’s common stock having a value of not less than four (4) times the director’s base annual cash retainer. New directors are allowed four (4) years in which to reach the ownership guidelines.

In 2017, each director was expected to hold shares of the Company’s common stock having a value of not less than five (5) times the director’s base annual cash retainer. For the purpose of determining compliance, the Company determined the number of shares required on an annual basis with the value of the shares to be determined on a trailing 12-month average daily stock price. New directors were allowed five (5) years in which to reach the

TrueBlue, Inc. 2018 Proxy Statement P. 24

Compensation Committee Report

Compensation Committee Membership and Processes

Compensation for our executives is determined by the Compensation Committee. As discussed under the “Corporate Governance” section, each member of the committee satisfies all of the independence requirements of the NYSE. Each member also meets applicable requirements under the regulations issued by the SEC for “non-employee directors” and the Internal Revenue Service for “outside directors.”

The Compensation Committee’s purpose, as stated in its charter, is “setting the compensation of the Chief Executive Officer (“CEO”) and other executive officers of the Company, developing and reviewing corporate goals and objectives relevant to the compensation of the CEO and executive officers, evaluating the executives’ performance in light of those goals and objectives, and approving the executives’ compensation levels accordingly.”

The Compensation Committee has regularly scheduled in-person meetings each quarter and has additional in-person or telephonic meetings as appropriate. During 2017, the Compensation Committee met four (4) times. The agenda for each meeting is set by the Chair of the Compensation Committee. The Compensation Committee has full authority to directly retain the services of outside counsel and compensation consultants and has done so on a regular basis. Our chief executive officer and other named executive officers (“NEOs”) also attend portions of the Compensation Committee meetings in order to provide information and help explain data relating to matters under consideration by the Compensation Committee but are not present during deliberations or determinations of their respective compensation or during executive sessions that occur in connection with each meeting. Outside counsel also regularly attends Compensation Committee meetings.

Prior to each regular meeting, the Compensation Committee receives and reviews meeting materials, including the agenda, minutes from prior meetings, a summary of outstanding equity awards, and other briefing and background materials relating to agenda items. Tally sheets for each of our NEOs are made available to the Compensation Committee for each meeting at which the Compensation Committee considers material changes to existing compensation arrangements or exercises discretion under existing plans. The tally sheets summarize: (i) all material aspects of the executive compensation program for each NEO for the last two (2) full years as well as year-to-date information for the current year including base salary, cash awards under the Short-Term Incentive Plan, equity awards (restricted stock and performance share units) under the Long-Term Incentive Plan, and all other miscellaneous compensation and benefits; (ii) equity ownership information for the last two (2) years and the current year, including current holdings, restricted stock vesting, and any other purchases or sales of our stock; (iii) a description of the amounts payable to NEOs in the event of termination under various scenarios, including voluntary and involuntary termination with and without cause or good reason; and (iv) whether an executive has met equity holding requirements. The regular availability of tally sheets provides the Compensation Committee with up-to-date and relevant information and has enabled the Compensation Committee members to assess the effect of individual decisions and new proposals in the context of the existing programs, prior awards, and benefits taken as a whole. No specific changes were made as a result of maintaining the tally sheets, but the availability of the information has proven to be a valuable and convenient reference.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised entirely of independent directors. During 2017, none of the Company’s executive officers served as a member of a Compensation Committee or board of directors of any other entity that had an executive officer serving as a member of the Company’s Board.

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board, and the Board agreed, that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee

Bonnie W. Soodik, Chair

Colleen B. Brown

Jeffrey B. Sakaguchi

TrueBlue, Inc. 2018 Proxy Statement P. 25

PROPOSAL 2

Advisory (Non-Binding) Vote Approving Executive Compensation

Our Board has adopted a policy providing for an annual “say-on-pay” advisory vote. In accordance with this policy, Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we are asking shareholders to approve the following advisory (non-binding) resolution at the 2018 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of TrueBlue, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes, and narrative in the proxy statement for the Company’s Annual Meeting of Shareholders.

This vote is mandated by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC

regulations. As an advisory vote, this proposal is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the feedback received from shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. In addition, the non-binding advisory votes described in this Proposal 2 will not be construed as: (i) overruling any decision by the Company, the Board, or the Compensation Committee relating to the compensation of the named executive officers; or (ii) creating or changing any fiduciary duties or other duties on the part of the Board, any committee of the Board, or the Company.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.

TrueBlue, Inc. 2018 Proxy Statement P. 26

Executive Officers

The names, ages, and positions of the executive officers of the Company are listed below, along with their prior business experience. No family relationships exist among any of the directors or executive officers of the Company.

A. Patrick Beharelle, 48, has served as President and Chief Operating Officer of the Company since May 2015. Previously, Mr. Beharelle served as Executive Vice President and Chief Operating Officer of the workforce management group, which included PeopleScout, Staff Management | SMX, Centerline, PlaneTechs, and the Australian-based RPO provider, PeopleScout Pty, since June 2014. Mr. Beharelle served as the Chief Executive Officer of Seaton Corp prior to its acquisition by TrueBlue in June 2014. Mr. Beharelle has participated in advisory meetings at the White House focused on reducing long-term unemployment. Prior to joining Seaton, Mr. Beharelle held senior level positions at Spherion and Accenture. Mr. Beharelle currently serves on the boards of directors of the non-profit Skills For Chicagoland’s Future and the Chicagoland Chamber of Commerce.

Steven C. Cooper, 55, has served as a Director and the Company’s Chief Executive Officer since 2006. Mr. Cooper served as President between 2005 and 2015 and as Executive Vice President and Chief Financial Officer between 2001 and 2005. Mr. Cooper is currently a Director and member of the audit committee of the Boise Cascade Company. Mr. Cooper is also a board member of the Washington Roundtable, a nonprofit public policy organization representing major private sector employers throughout Washington State, and is a member of the American Cancer Society CEOs Against Cancer. He previously served as the Chair of the United Way of Pierce County’s fundraising committee between 2014 and 2015.

James E. Defebaugh, 63, has served as Executive Vice President, General Counsel, and Secretary of the Company since 2006, after serving as Vice President, General Counsel, and Secretary of the Company upon joining the Company in 2005. Prior to joining the Company, Mr. Defebaugh held various positions with Kmart Holding Corporation, including Senior Vice President and Chief Legal Officer from 2004 to 2005, Senior Vice President and Chief Compliance Officer from 2002 to 2004, Vice President and Secretary from 2001 to 2002, and Vice President, Legal in 2001. Mr. Defebaugh also served as Vice President and Chief Compliance Officer of Sears Holdings Corporation in 2005. Mr. Defebaugh currently serves on the Board of Trustees for the Museum of Glass and on the Board of Trustees for Annie Wright Schools, both located in Tacoma, Washington.

Sean A. Ebner, 48, has served as President of PeopleReady and as Executive Vice President of TrueBlue since June 2017. Prior to joining TrueBlue, and since March 2012, Mr. Ebner served as President of Staff Care, an AMN Healthcare company and the nation’s leading medical workforce solutions firm. Prior to Staff Care, he successfully led a division within Technisource, a subsidiary of Randstad, between 2001 and 2012.

Derrek L. Gafford, 47, has served as the Company’s Executive Vice President and Chief Financial Officer since 2006, after serving as Vice President and Chief Financial Officer since 2005. Mr. Gafford is a Certified Public Accountant and first joined the Company in 2002. Mr. Gafford is a Director of Heritage Distilling Co. Prior to joining the Company, Mr. Gafford served as Chief Financial Officer for Metropolitan Market, a grocery retailer, and held various management positions with Deloitte & Touche LLP and Albertsons, Inc.

Jonathan D. Means, 57, has served as Executive Vice President of the Company and as President of the Company’s workforce management group, which includes Staff Management | SMX, Centerline, and PlaneTechs, since November 2015. Prior to joining the Company, Mr. Means was Vice President and General Manager of North American Operations and Process Management at Manpower Group between 2013 and 2015. Between 2012 and 2013, he was a Senior Consultant with OneSource Consulting. Prior to that, Mr. Means held several management positions with Kelly Services over a period of more than 16 years.

Taryn R. Owen, 39, has served as Executive Vice President of the Company since November 2014, after serving as Senior Vice President since June 2014, and as President of PeopleScout, TrueBlue’s recruitment process outsourcing (“RPO”) group, since August 2013. Prior to that, she was Senior Vice President of Global Operations for PeopleScout since December 2011, after joining PeopleScout in 2010 as Vice President of Client Delivery. Prior to joining PeopleScout, Ms. Owen was an Operations Director at Randstad SourceRight Solutions where she led global RPO engagements. Ms. Owen has more than 18 years of talent acquisition experience. Ms. Owen currently serves as a member of the Board of Advisors of HRO Today and as a member of the Human Capital Industry Advisory Board for Wharton’s Center for Human Resources. She is also a volunteer and avid supporter of Special Olympics.

TrueBlue, Inc. 2018 Proxy Statement P. 27

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section provides a detailed description of our compensation philosophy, programs, practices, and policies used in making compensation decisions with respect to our 2017 Named Executive Officers (“NEOs”). In 2017, our NEOs were:

Executive	Role in 2017
Steven C. Cooper	Chief Executive Officer
Derrek L. Gafford	Executive Vice President and Chief Financial Officer
A. Patrick Beharelle	President and Chief Operating Officer
James E. Defebaugh	Executive Vice President, General Counsel, and Secretary
Wayne W. Larkin	Executive Vice President, Strategic Accounts

Executive Summary

Our 2017 executive compensation reflected a challenging year, in which the Company maintained revenue at over $2.5 billion and returned $37 million to shareholders in stock repurchases, but failed to achieve its earnings before interest, taxes, depreciation, and amortization (“EBITDA”) targets. As designed, our executive compensation was impacted by performance targets for short-term incentives that were tied to 2017’s adjusted EBITDA growth. (Adjusted EBITDA is a key financial metric used in our incentive compensation programs for our NEOs and is discussed in more detail below.) Adjusted EBITDA growth in 2017 was below the threshold performance levels set by our Compensation Committee and, as a result, our NEOs did not receive a short-term incentive for Company performance. Long-term incentive was also impacted as performance share units granted in 2015 were tied to Adjusted EBITDA performance over the 2015-2017 period and since threshold performance was not realized, no performance share units vested.

Pay For Performance Alignment

The Compensation Committee designed our executive compensation program to appropriately align the interests of the Company’s management team with shareholders. We expect executive compensation to reflect Company and individual performance. Key pay-for-performance features of our 2017 compensation program included:

• Performance-based equity. In 2017, our equity award mix continued to emphasize performance-based equity, but starting in 2017 tied long-term performance goals to the Company’s return on equity.

•   CEO’s performance-based compensation. Mr. Cooper’s short-term incentive and performance share unit target awards were 50% of his total compensation.

•   Incentive compensation linked to strategic business plans. The Company’s long-term business plan emphasizes the continuous growth of EBITDA and return of value to shareholders. The financial measures under the 2017 incentive award programs were linked directly to the annual and long-term strategic business plans reviewed and approved by the Compensation Committee and the Board.

•   Actual incentive awards reflect short- and long-term performance. The Company’s 2017 Adjusted EBITDA performance did not reach the threshold Short-Term Incentive Plan Adjusted EBITDA targets for 2017, resulting in no earned short-term incentive payments for 2017 Company performance. Company Adjusted EBITDA performance for the 2015-2017 performance period also did not reach the required threshold, resulting in no shares being earned for the 2015 long-term performance share unit grant.

Executive Compensation Process and Philosophy

Compensation Committee Oversees NEO Compensation

The Compensation Committee oversees, regularly reviews, and approves compensation programs for our CEO and other NEOs. The Compensation Committee also reviews and approves corporate goals and objectives relevant to the compensation plans applicable to the NEOs and, together with the Governance Committee, evaluates the performance of the CEO in light of the corporate goals and objectives established for the CEO.

In determining executive compensation plans and setting incentive targets, the Compensation Committee considers its compensation objectives, compensation practices of our peers, the roles and responsibilities of each NEO, and internal pay equity. The Compensation Committee seeks to align compensation with our current and long-term business strategy and goals. There is no formal weighting of any of these factors; the Compensation Committee uses its informed judgment in determining pay targets and amounts. The Compensation Committee reviews and discusses annual pay elements each year. It evaluates other programs as needed based on changes in compensation objectives, alignment with overall Company direction and business strategy, competitive trends, accounting rules, and changes in tax and other laws and regulations. Based on a review of these factors and the Compensation Committee’s determinations, the Board approved our executive compensation programs.

TrueBlue, Inc. 2018 Proxy Statement P. 28

Compensation Discussion and Analysis

Compensation Program Summary

Our compensation program is made up of several components which have a specific purpose and contribute to a well-balanced, competitive program.

Component	Form	Characteristic	Purpose
Base Salary	Cash	Paid Annually	An annually fixed level of pay that reflects the role, scope, and complexity of each NEO’s position relative to the market and to other NEOs.
Short-Term Incentive	Performance Cash Award	Completely at Risk	Individual performance-based compensation payable only upon achievement of specific individual leadership objectives.
Short-Term Incentive	Performance Cash Award	Completely at Risk	Company performance-based compensation payable only upon achievement of Company-wide or business unit-specific performance measures.
Long-Term Incentive	Restricted Shares	Time vested over 3 or 4 years	Retention-based compensation.
Long-Term Incentive	Performance Share Units	Completely at risk	Performance-based compensation that delivers shares of our stock only if the Company meets certain performance measures over a multi-year period.
Other	Health, welfare, and retirement programs	Generally available	NEOs participate in the same benefit programs that are offered to other highly compensated employees.

The 2017 NEO total compensation program incorporated the elements described in the previous table in a manner that emphasized pay for performance in both short- and long-term incentive elements. As seen in the charts below, a significant portion of each NEO’s compensation is at risk and dependent on the achievement of challenging annual and long-term	performance targets. These charts reflect the percentages of our 2017 CEO and other NEO compensation (NEO average shown) that represent base salary (“Base Salary”), short-term incentive target (“STI Target”), performance share unit target (“PSU Target”), and restricted share awards (“RSA”).

2017 Target Compensation Mix

TrueBlue, Inc. 2018 Proxy Statement P. 29

Compensation Discussion and Analysis

Compensation Program Objectives

The Compensation Committee designs our executive compensation programs with the goal of achieving the following objectives:

•   Attracting and retaining the key executive talent needed to achieve our long-term business strategies;

•   Providing a significant portion of each NEO’s annual compensation based on both Company and individual performance;

•   Establishing performance targets for incentive compensation that align with both our short- and long-term business strategies;

•   Reflecting the role, scope, and complexity of each NEO’s position relative to other NEOs;

•   Balancing the need to be competitive with our industry peers with our commitment to control costs;

•   Motivating NEOs to create long-term shareholder value; and

•   Targeting total compensation near the median of our peers.

Strong Governance and Best Pay Practices

Our executive compensation philosophy is reflected in the programs and practices we embrace and how they align with shareholders’ long-term interests. Below is a summary of these programs and practices.

What We Do	What We Do Not Do
Pay for performance by delivering a significant portion of compensation through performance and equity-based plans	No excessive or guaranteed pay targets. All potential payouts are capped and tied to measurable targets
Request annual shareholder advisory say-on-pay votes	No re-pricing of options or equity grants
Target total compensation near the median of relevant peers	No pension benefits
Maintain meaningful stock ownership guidelines for all NEOs	No gross-up excise taxes or benefits
Engage an independent compensation consultant	No hedging or short sales of Company stock
Retain double trigger change-in-control agreements	No reward for excessive risk-taking
Conduct an annual risk analysis of compensation programs	No excessive executive perquisites
Maintain a clawback policy	No cash buyouts of underwater options
Require minimum vesting period for equity grants

Shareholder Feedback

The Company provides shareholders an annual “say-on-pay” advisory vote on its executive compensation program. At our 2017 Annual Meeting of Shareholders, shareholders expressed substantial support for the compensation of our NEOs, with 92% of the votes cast for approval of the “say-on-pay” advisory vote. The Compensation Committee discussed and considered shareholder feedback provided directly to management during shareholder engagement activities. The Compensation Committee considered this shareholder feedback and the results of the 2017 advisory vote in evaluating the Company’s executive compensation programs and, given the strong level of support expressed by our shareholders, took no specific actions based on that vote.
TrueBlue, Inc. 2018 Proxy Statement P. 30

Compensation Discussion and Analysis

Effective Risk Management

As part of its oversight of our compensation programs, the Compensation Committee regularly reviews our various compensation plans. The Compensation Committee concluded that the plans do not create risks reasonably likely to have a material adverse effect on the Company, and the plans encourage appropriate, but not excessive, levels of risk-taking.

The Short-Term Incentive Plan focused on multiple goals such as EBITDA growth, resource management, leadership development, change management, and Company profitability, and provided relatively moderate awards for achieving these goals. A significant portion of the NEOs’ compensation is received under the Long-Term Executive Equity Plan, which included vesting and performance requirements and provided meaningful alignment with shareholder interests.

The Compensation Committee believes the following features of our 2017 compensation program served to mitigate excessive or unnecessary risk-taking:

•   Short- and long-term incentives included financial and non-financial metrics or objectives that required substantial performance on a broad range of significant initiatives and/or sustained financial performance and growth;

•   Annual non-equity incentives that are capped with a maximum limit on the amount that could be earned;

•   A substantial portion of the total compensation for NEOs was delivered via equity awards that included a mix of restricted stock that vests over three (3) years and performance share units that vest based on meeting certain performance targets over a multi-year period and, therefore, encourage retention and sustained performance over time;

•   Stock ownership guidelines and insider trading and anti-hedging policies for NEOs and directors;

•   Minimum vesting periods for restricted shares; and

•   A clawback policy.

Independent Compensation Consultant

In 2017, the Compensation Committee reaffirmed its consulting relationship with Mercer (US), Inc. (“Mercer”). At the time, and on an annual basis, the Committee evaluates the independence of Mercer to ensure that no conflicts of interest of any kind exist between Mercer and the Company, including personal or business relationships between Mercer and the Company, Company directors, Company executive officers, Company stock ownership by Mercer, or engagement of Mercer by the Company for other material services. However, the Company’s vice president of human resources may engage Mercer, on occasion, to provide compensation market expertise for non-NEO positions. Mercer attends key meetings of the Compensation Committee and is available to the Compensation Committee as necessary.

Information provided by Mercer is considered by the Compensation Committee but does not directly determine any of the Company’s actual compensation arrangements. The Compensation Committee applies its informed judgment when establishing the compensation elements, targets, and final awards.

Peer and External Market Data

Our executive compensation program is customarily reviewed every two (2) years. For executive compensation during 2016 and 2017, this review occurred in September of 2015. For this review, the Compensation Committee retained its own external independent compensation consultant to provide an in-depth external review of our executive compensation programs based on peer group benchmarking.

The Committee received a report from Mercer (“2015 Mercer Report”) of external peer group pay practices relating to base salaries, actual and target short-term incentives, long-term incentives, and total compensation. The 2015 Mercer Report was based on information compiled from both peer group proxy data and published salary surveys compiled by Mercer. The data from this peer group was combined with national published surveys compiled by Mercer (Mercer: US Global Premium Executive Remuneration Suite) and Towers Watson (Survey Report on Top Management Compensation). The companies in the peer group were selected because they were engaged in staffing or outsourced human resources services, or they operated in industries with multi-unit branches on a national basis.

The selected peer group for the 2016-2017 Executive Compensation Program

Kelly Services, Inc.	CDI Corp.	Unifirst Corporation
Team Health Holdings, Inc.	G&K Services, Inc.	Kforce Inc.
TriNet Group, Inc.	Robert Half International, Inc.	H&E Equipment Services, Inc.
Volt Information Sciences, Inc.	Insperity, Inc.	AMN Healthcare Services, Inc.
Healthcare Services Group, Inc.	On Assignment, Inc.
TrueBlue, Inc. 2018 Proxy Statement P. 31

Compensation Discussion and Analysis

Based on the 2015 Mercer Report, TrueBlue’s size relative to the selected peer group is shown below:

Revenue Peer Group

Market Capitalization Peer Group

The 2015 Mercer Report found the following with respect to the Company’s executive compensation:

•   Base salary was generally near the market 25th percentile, with variation by position;

•   Short-term cash incentive targets were slightly below the 25th percentile with variability by position;

•   Target long-term equity incentive grant value was positioned between the market 25th percentile and the market median with variability by position;

•   Total compensation was between the market 25th percentile and market median.

Mercer noted that the relative position of NEO compensation had been impacted by the increased size of the Company since the prior review. The Company strives for total compensation to approximate the median of the market, and recognized that compensation, on average or by particular element, was below this level for all NEOs. In response, in 2015, the Compensation Committee increased compensation targets to more closely approximate a target pay position that was in line with the market median and the relative value of each role within the organization.

2017 NEO Compensation

Base Salaries

In 2017, no changes were made to the base salaries of our executives relative to 2016 when significant adjustments were made based on the NEOs’ compensation in comparison to their peers, the growing size of the Company, and the increasing complexity of their role.

NEO	2017 Base Salary
Steven C. Cooper	$750,000
Derrek L. Gafford	$450,000
A. Patrick Beharelle	$525,000
James E. Defebaugh	$380,000
Wayne W. Larkin	$425,000

Use of Adjusted EBITDA and Return on Equity for Incentive Plans

The Compensation Committee set targets for Company and business unit performance under the 2017 Short-Term Incentive Plan based on the year-over-year growth in adjusted EBITDA, a non-generally accepted accounting principals financial measure. For purposes of the 2017 short-term incentive program and the potential pay-out of the 2015 performance share unit awards, consistent with the adjusted EBITDA measure used in our investor presentations, the Compensation Committee also excluded from EBITDA costs related to Work Opportunity Tax Credit third-party processing fees, employee reductions, and a one-time workers’ compensation benefit (“Adjusted EBITDA”). The Compensation Committee decided that excluding those non-recurring items in assessing management performance more closely aligned management incentives with shareholder interests.

The Company used Adjusted EBITDA as a metric in short and long-term incentive arrangements. Adjusted EBITDA is a key metric reviewed by, and considered important to, our investors in measuring our performance.

TrueBlue, Inc. 2018 Proxy Statement P. 32

Compensation Discussion and Analysis

Beginning with the 2017 performance share unit awards, the Committee changed the performance metric from a three-year cumulative Adjusted EBITDA target to a three-year average Return on Equity (“ROE”) target. The Compensation Committee made this change after considering a number of other potential targets and metrics, including stock price, total shareholder return, earnings per share, and other relative and absolute metrics. The Compensation Committee also considered some of the limitations of return metrics such as the impact from alternative uses of capital. The Compensation Committee engaged both outside counsel and Mercer to provide insight and feedback for the various options.

After consideration, the Compensation Committee selected ROE as the most appropriate performance metric for aligning executives with the Company’s long-term goals and shareholder interests. The Compensation Committee determined that return metrics have a high correlation with value creation for shareholders. Among other benefits, maintaining long-term ROE encourages our NEOs to make business decisions with a view to returning value to shareholders over the long term.

Short-Term Incentive Plan

The 2017 short-term non-equity incentive for Messrs. Cooper, Gafford, Beharelle, and Defebaugh measured and rewarded performance against two components: (1) individual performance; and (2) Company performance. Mr. Larkin’s short-term non-equity incentive included a third component: business unit performance, for the operational areas directly under his control. The following table shows the short-term non-equity incentive performance components (Individual, Company, and Business Unit, as applicable) of the Short-Term Incentive Plan for 2017 and the award as a percentage of base salary payable for each component. Consistent with the objective that potential compensation reflect the role and responsibilities of each NEO, the short-term incentive potential varied by NEO to reflect the individual’s market value or role within TrueBlue.

The Compensation Committee established, and the Board approved, threshold, target, and maximum potential payouts according to potential growth results for the Company. Award levels are interpolated between levels beginning at the threshold level where 25% of the target is awarded, up to the maximum level where 200% of the target is awarded. The short-term non-equity incentive is completely at-risk, and no cash award will be made unless the individual, Company, or business unit growth threshold are met.

Short-Term Incentive Plan Opportunity (as a Percentage of Base Salary)

Executive	Individual Performance	Company Adjusted EBITDA Growth			Business Unit Adjusted EBITDA Growth			Total Non-Equity Incentive Opportunity
	Up to	Threshold (0%)	Target (7.5%)	Maximum (15%)	Threshold (0%)	Target (7.5%)	Maximum (15%)	Threshold	Target	Maximum
Steven C. Cooper	50%	12.5%	50%	100%				62.5%	100%	150%
Derrek L. Gafford	25%	12.5%	50%	100%				37.5%	75%	125%
A. Patrick Beharelle	25%	12.5%	50%	100%				37.5%	75%	125%
James E. Defebaugh	25%	6.25%	25%	50%				31.25%	50%	75%
Wayne W. Larkin	25%	2.5%	10%	20%	7.5%	30%	60%	35%	65%	105%
TrueBlue, Inc. 2018 Proxy Statement P. 33

Compensation Discussion and Analysis

Short-Term Incentive Plan Opportunity ($)

Executive	Individual Performance	Company Adjusted EBITDA Growth			Business Unit Adjusted EBITDA Growth			Total Non-Equity Incentive Opportunity
	Up to	Threshold (0%)	Target (7.5%)	Maximum (15%)	Threshold (0%)	Target (7.5%)	Maximum (15%)	Threshold	Target	Maximum
Steven C. Cooper	$375,000	$93,750	$375,000	$750,000				$468,750	$750,000	$1,125,000
Derrek L. Gafford	$112,500	$56,250	$225,000	$450,000				$168,750	$337,500	$ 562,500
A. Patrick Beharelle	$131,250	$65,625	$262,500	$525,000				$196,875	$393,750	$ 656,250
James E. Defebaugh	$ 95,000	$23,750	$ 95,000	$190,000				$118,750	$190,000	$ 285,000
Wayne W. Larkin	$106,250	$10,625	$ 42,500	$ 85,000	$31,875	$127,500	$255,000	$148,750	$276,250	$ 446,250

2017 Individual Performance

Mr. Cooper’s individual performance non-equity incentive for 2017 was based on specific performance goals involving areas of responsibility including growth, communications, strategy development, and leadership development. At the end of the year, each director independently evaluated each area of Mr. Cooper’s performance. The evaluations were aggregated and discussed at the December 2017 meeting of the Governance Committee. All members of the Compensation Committee were present and participated in this evaluation discussion. The Governance Committee made its performance evaluation recommendations. The Compensation Committee then made the decision as to the amount of the individual performance element of the non-equity incentive concluding that Mr. Cooper performed at a level that entitled him to receive approximately 75% of his individual non-equity incentive or $280,000.

The individual performance goals for all other NEOs were focused on the following categories: growth, strategy development, leadership development, resource management, and communications. Based on the CEO’s recommendation, as reviewed and approved by the Compensation Committee, Messrs. Beharelle and Gafford each received approximately

90% of his individual non-equity incentive opportunity, Mr. Defebaugh received approximately 80% of his non-equity incentive opportunity, and Mr. Larkin did not received any portion of his individual non-equity incentive opportunity.

2017 Company Performance

The Company Adjusted EBITDA growth target for non-equity incentive purposes in 2017 was 7.5%. Adjusted EBITDA for 2017 was $124.6 million, which was a decrease of 15% relative to 2016 and, as a result, the NEOs earned no short-term non-equity incentive for the Company performance incentive opportunity.

2017 Business Unit Performance

The 2017 short-term incentive opportunity for Mr. Larkin included a component focused on the performance for the specific business unit under his management. Mr. Larkin’s performance for this component was measured on the Adjusted EBITDA growth for PeopleReady. The 2017 Adjusted EBITDA growth target for Mr. Larkin’s business units was 7.5% over 2016 and actual growth was negative, resulting in no additional short-term non-equity incentive earned.

TrueBlue, Inc. 2018 Proxy Statement P. 34

Compensation Discussion and Analysis

Short-Term Incentive Awards Earned in 2017

The tables below provide a summary of the 2017 short-term incentive awards actually earned.

Non-Equity Incentive Dollars Earned (as% of Salary)						Total Target Non-Equity Incentive Potential
NEO	Individual	Company	Business	Total Non-Equity Incentive
Steven C. Cooper	37%	0%	0%	37%		100%
Derrek L. Gafford	23%	0%	0%	23%	vs	75%
A. Patrick Beharelle	23%	0%	0%	23%		75%
James E. Defebaugh	20%	0%	0%	20%		50%
Wayne W. Larkin	0%	0%	0%	0%		65%

Non-Equity Incentive Dollars Earned (in thousands)						Total Target Non-Equity Incentive Potential
NEO	Individual	Company	Business	Total Non-Equity Incentive
Steven C. Cooper	$280,000	$0	$0	$280,000		$750,000
Derrek L. Gafford	$101,250	$0	$0	$101,250	vs	$337,500
A. Patrick Beharelle	$118,125	$0	$0	$118,125		$393,750
James E. Defebaugh	$76,000	$0	$0	$76,000		$190,000
Wayne W. Larkin	$0	$0	$0	$0		$276,250

Long-Term Equity Incentive Plan

The Long-Term Executive Incentive Plan was designed to align the interests of the NEOs with those of the shareholders. The combination of vesting requirements and stock ownership guidelines is intended to promote retention and a long-term commitment to the Company. As in previous years, the 2017 annual equity awards for NEOs were comprised of a combination of restricted shares and performance share units. The Compensation Committee chose these two forms of equity after considering a number of other forms of long-term equity, including stock options. The Compensation Committee reaffirmed its conclusion that performance share units more directly link pay to specific long-term performance goals than stock options and restricted stock by putting pay at risk. The allocation of the value of performance share units and restricted share grants are equally split between the two components to provide an appropriate balance between long-term performance incentives and retention goals.

The following table shows the total target awards granted in 2017 as a percentage of base salary and the mix between restricted shares and performance share units for our CEO and each of the other NEOs.

TrueBlue, Inc. 2018 Proxy Statement P. 35

Compensation Discussion and Analysis

	Total Equity	Restricted Shares	Performance Share Units
NEO	as a % of Base Salary	as a % of Base Salary	as a % of Base Salary

Steven C. Cooper	225%	112.5%	112.5%
Derrek L. Gafford	120%	60%	60%
A. Patrick Beharelle	150%	75%	75%
James E. Defebaugh	100%	50%	50%
Wayne W. Larkin	120%	60%	60%

2017 Award of Restricted Shares

The number of restricted shares awarded was calculated by dividing the target dollar value of the award by the average closing price of the Company’s stock during the 60 trading days preceding the grant date. The grant date was the second trading day after the announcement of fourth quarter and year-end results, which for the 2017 grant was February 10, 2017. One-third of the annual restricted shares vests each year on the anniversary date of the award.

2017 Award of Performance Share Units

Beginning with the 2017 performance share unit awards, the Compensation Committee changed the performance metric from a three-year cumulative EBITDA target to a three-year average ROE target. The Compensation Committee made this change after considering a number of other potential targets and metrics, including stock price, total shareholder return, earnings per share, and other relative and absolute metrics. The Compensation Committee also considered some of the limitations of return metrics such as the impact from alternative uses of capital. The Compensation Committee engaged both outside counsel and Mercer to provide insight and feedback for the various options.

After consideration, the Compensation Committee selected ROE as the most appropriate performance metric for aligning executives with the Company’s long-term goals and shareholder interests. The Compensation Committee determined that return metrics have a high correlation with value creation for shareholders. Among other benefits, maintaining long-term ROE encourages our NEOs to make business decisions with a view to returning value to shareholders over the long term.

Performance shares vest based on the Company’s three-year cumulative ROE. ROE is defined as adjusted net income divided by average equity, which is measured quarterly. The three-year cumulative ROE is compared to the growth target to determine achievement. Target ROE is set at the beginning of the performance period. Vesting of performance units is interpolated for performance between threshold and target levels, and between target and maximum performance levels. The performance share unit award is completely at-risk, and no performance share units will vest at any level unless the threshold three-year ROE target is met.

The target number of performance share units awarded was calculated by dividing the target dollar value of the award by 80% of the average closing price of the Company’s stock during the 60 trading days preceding the grant date. This 20% discount was recommended by Mercer to take into account the contingent nature of the units and the risk of forfeiture. Performance share units will vest and be converted into our common stock only if the established targets are met at the completion of the three-year performance period.

The Compensation Committee established, and the Board approved, threshold, target, and maximum vesting rates according to potential growth results for the Company. Award levels will be interpolated between levels beginning at the 50% threshold level up to the 150% maximum level. The number of performance share units earned at the end of the three-year award period will be determined by the average ROE during the performance period as shown by the table below:

		Performance Target	% of Target Shares Awarded
3-Year Return on Equity Growth	Maximum	19%	150%
	Target	16%	100%
	Threshold	13%	50%
TrueBlue, Inc. 2018 Proxy Statement P. 36

Compensation Discussion and Analysis

2015 Performance Share Unit Award Payment Determination (2015-2017 Performance Period)

For the 2015 performance share unit award, Messrs. Cooper, Gafford, Defebaugh, and Larkin were awarded performance shares as a component of their total long-term equity award. During the 2015-2017 performance period, the Company realized $419.1 million in cumulative Adjusted EBITDA, which fell below the three-year cumulative Adjusted EBITDA threshold growth target of 10% ($435 million), and therefore achieved no payout under the plan.

Employee Stock Purchase Plan

The NEOs, on the same basis as other employees, are entitled to participate in the Company Employee Stock Purchase Plan. This plan allows NEOs to contribute up to 10% of their earnings toward the monthly purchase of the Company’s common stock. The employee’s purchase price is 85% of the lesser of the fair market value of the shares on either the first day or the last day of each month.

Employment Agreements

The Company has entered into employment agreements with each of the NEOs, under which each NEO may be entitled to payments upon termination of employment under the circumstances described below under “Post-Employment Payments.” The Compensation Committee believes that the termination payments under the employment agreements are necessary to attract and retain high caliber executives in a competitive labor market, and to motivate them to contribute to our short- and long-term success for the benefit of our shareholders. The Compensation Committee designed the termination payments, which are competitive with our compensation peer group and general industry practices, to achieve a balance between these objectives and the potential impact on shareholders. The major provisions intended to achieve this balance generally include the following:

•   The termination benefits are payable only if the executive’s employment is terminated without cause or if the executive terminates his or her employment with good reason other than death or disability.

•   Cash severance payments are limited to separation payments at a rate equal to the executive’s base salary for eighteen (18) months for Mr. Cooper and twelve (12) months for the other NEOs. In addition, under their employment agreement or plan document, the NEOs would receive a prorated short-term incentive subject to the performance conditions set by the Board.

•   Mr. Cooper’s employment agreement provides that if he is deemed to receive an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code by reason of his vesting of the unvested equity awards, the amount of such payments will be reduced or, alternatively, the provisions of the employment agreement will not act to vest his unvested equity incentive awards, so that no such payments will constitute excess parachute payments.

•   The separation benefits are conditioned upon the execution by the executives of a release of claims against the Company, and continued compliance with non-competition and other covenants made by the executives.

Other Compensation Elements

Non-Qualified Deferred Compensation Plan

The NEOs, on the same basis as our other highly compensated employees, as defined in Internal Revenue Service (“IRS“) regulations, are entitled to participate in the Deferred Compensation Plan. The NEOs are not entitled to participate in the Company’s 401(k) plan. The Company’s Deferred Compensation Plan allows participants to maintain their balances in the Deferred Compensation Plan upon termination of employment if a participant has attained the age of sixty-five (65) years or attained the age of forty (40) years and achieved five (5) years of credited service.

Under the Deferred Compensation Plan, eligible employees may defer up to 75% of base salary and up to 100% of amounts received under the Short-Term Incentive Plan. The Deferred Compensation Plan also includes in-service accounts that allow distribution of contributions during employment and installment payments for distributions (up to ten (10) years) for additional flexibility for tax purposes and retirement planning. Under the Deferred Compensation Plan, the Company can match employee contributions at double the rate matched under the Company’s 401(k) plan and such matching funds will be immediately vested. In 2017, the match was 50% of contributions to the plan up to $18,000. Details of amounts actually contributed to each NEOs’ plans for 2017 deferrals are provided in the Nonqualified Deferred Compensation table in the Executive Compensation Tables section. Under the Deferred Compensation Plan, the Company can also make additional contributions with different vesting schedules for retention purposes, but no additional contributions were made during 2017.

Although we currently invest deferred amounts in separate investment funds managed by third parties, we are not required to do so. All deferred amounts are subject to the risk of loss in the event we become insolvent. The Deferred Compensation Plan is administered by a benefits committee consisting of employees, including NEOs, who are eligible to participate on the same basis as other eligible employees.

The Compensation Committee believes the Deferred Compensation Plan is necessary as a competitive, meaningful retirement benefit for those employees who are eligible to participate, which includes the NEOs, and does not impose any significant risk to or burden on the Company.

TrueBlue, Inc. 2018 Proxy Statement P. 37

Compensation Discussion and Analysis

Change-in-Control Agreements

The Company has entered into change-in-control agreements with certain executive officers, including all NEOs, which were approved by all the independent directors. These agreements are described in greater detail under “Post-Employment Payments” below. The change-in-control agreements are intended to protect the interests of our shareholders by providing short-term security for the executives in the event management and the Board are presented with a business combination or other opportunity that is determined to be in the best interest of our shareholders. The Compensation Committee designed the change-in-control agreements to achieve a balance between the benefits of providing executives with security and the potential impact on the shareholders. The major provisions intended to achieve this balance include:

•   The change-in-control agreements require a “double trigger,” i.e., both a change-in-control and either a termination without cause by the Company or a termination for good reason by the executive.

•   The basic benefit is limited to an amount equal to two (2) times (three (3) times in the case of the CEO) the sum of (i) the executive’s annual base salary rate in effect for the year in which the termination occurs, and (ii) the executive’s short-term incentive target award, in addition to the immediate vesting of outstanding, unvested equity awards.

•   The effective cost is further controlled by a “modified cap” which provides that if the “parachute” amount payable would trigger an excise tax under Section 4999 of the Internal Revenue Code, then the amount required to be paid is the greater of the cut-back parachute payment or 90% of the full parachute payment after taxes.

•   The agreements do not include an obligation to pay a “gross up” in the event excise taxes are payable.

•   The agreements include restrictive covenants covering non-competition, non-solicitation, non-disparagement and confidentiality.

Retirement Provision for Short- and Long-Term Incentives

We expect our NEOs to supplement their retirement income through our Short- and Long-Term Incentive Plans. Consistent with this policy, the Compensation Committee approved the following retirement provisions for the treatment of short-term incentive and outstanding long-term awards:

•   Retirement treatment will apply if the NEO has achieved: (a) at least ten (10) years of service; and (b) at least age fifty-five (55).

•   Awards will be prorated and paid as follows:

•   Short-Term Incentive: the current year’s award will be prorated based on the days worked during the fiscal year and be paid after the end of the year based on actual performance results;

•   Restricted Stock: at time of retirement, a prorated number of shares that would normally vest at the next scheduled vesting date will be vested based on days worked since the last vesting date; and

•   Performance Share Units: awards will be prorated based on the number of days worked during the performance period and become vested after the end of the performance period based on actual performance results.

Additional Policies

Stock Ownership Guidelines

During 2017, the following stock ownership guidelines applied to the NEOs based on a multiple of annual restricted share grants.

	Multiple of Annual	Effective Multiple
NEO	Restricted Stock Grant	of 2017 Salary
Steven C. Cooper	4x	4.5x
A. Patrick Beharelle	4x	3x
Derrek L. Gafford	4x	2.4x
James E. Defebaugh	4x	2x
Wayne W. Larkin	4x	2.4x
TrueBlue, Inc. 2018 Proxy Statement P. 38

Compensation Discussion and Analysis

In December 2017, and effective January 1, 2018, the Compensation Committee updated the stock ownership guidelines for executive officers as follows: a multiple of four (4) times the annual restricted stock grant for the CEO and chief operating officer and a multiple of three (3) times the annual restricted stock grant for executive vice presidents.

NEOs are expected to achieve their targets within five (5) years of becoming subject to the ownership guidelines. As of the 2017 fiscal year end, all NEOs met these guidelines or were within the five-year period and on track to meet these guidelines.

The ownership guidelines recognize the significant range of equity awards each NEO is eligible to receive annually, while continuing to require a substantial personal commitment to the Company’s long-term financial performance. The guidelines may be satisfied by shares owned outright (regardless of whether acquired through a Company plan or other acquisition), unvested restricted shares, or shares held in the NEO’s account under our employee stock purchase or 401(k) plans. Unvested performance share units may not be used to satisfy the stock ownership guidelines. Compliance with the guidelines is reviewed on an ongoing basis. NEOs who have not satisfied the applicable guidelines after becoming subject to them are encouraged to retain 50% of the net amount of their shares (after applicable taxes) on each vesting date for their restricted stock awards.

Clawback Policy

Our Clawback Policy applies to all current and former NEOs and certain other executives (including the chief accounting officer) who receive incentive-based compensation. Under this policy, the Company may seek to recover the incentive compensation awarded or paid where: (i) the incentive compensation was calculated based wholly or in part upon the achievement of certain financial results that were subsequently the subject of a restatement; (ii) in the Compensation Committee’s view, the executive engaged in fraud or illegal conduct that materially contributed to or caused the restatement; and (iii) a lower payment would have been made to the executive based upon the restated financial results. The Compensation Committee retains discretion regarding the application of the policy and may determine not to seek recovery from an executive if it determines that to do so would be unreasonable or that it is not in the best interest of the Company and its shareholders.

Insider Trading Policy

Under the Company’s Insider Trading Policy, all directors and NEOs are prohibited from hedging the economic interest in our securities that they hold. In addition, we prohibit Company personnel, including the NEOs, from engaging in any short-term, speculative securities transactions, including purchasing Company securities on margin, engaging in short sales, buying or selling put or call options, and trading in options (other than those granted by the Company).

Tax Considerations

As one of the factors in the review of compensation matters, the Committee considers the anticipated tax treatment to the Company. Section 162(m) of the Internal Revenue Code limits our ability to deduct compensation over $1 million paid to certain NEOs. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the Compensation Committee designed short-term incentive awards and performance share awards that were intended to qualify for this exception. However, the Tax Cuts and Jobs Act of 2017 (“Tax Act”), which became effective on January 1, 2018, eliminated this performance-based compensation exception beginning January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation structured by the Compensation Committee in 2017 and prior years with the intent of qualifying as performance-based under Section 162(m) that is paid on or after January 1, 2018, may not be fully deductible, depending on the application of the special grandfathering rule. Also, from and after January 1, 2018, compensation awards in excess of $1 million to our NEOs, generally, will not be deductible.

While the Tax Act will likely limit the deductibility of compensation paid to our NEOs, the Compensation Committee, consistent with its past practice, will continue to design compensation programs that are intended to be in the best long-term interest of the Company and our shareholders, with deductibility of compensation being one of a variety of factors considered.

No Pension Benefits

The Company does not maintain a defined benefit pension plan or supplemental pension plan.

TrueBlue, Inc. 2018 Proxy Statement P. 39

Executive Compensation Tables

Summary Compensation Table

The following table shows all compensation paid by the Company in fiscal 2015, 2016, and 2017 to our chief executive officer, chief financial officer, and the other three most highly paid executive officers. The individuals listed in the following tables are the “named executive officers” or “NEOs” referred to in the proxy statement.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Steven C. Cooper Chief Executive Officer	2015	$650,001		$1,444,091	$754,000	—	$2,848,092
	2016	$750,000		$1,545,911	$308,000	$ 2,935(3)	$2,606,846
	2017	$750,000		$2,040,973	$280,000	$ 3,037(3)	$3,074,010
Derrek L. Gafford Executive Vice President and Chief Financial Officer	2015	$400,002		$ 533,201	$232,000	$ 9,000(4)	$1,174,203
	2016	$450,000		$ 494,703	$112,500	$ 9,000(4)	$1,066,203
	2017	$450,000		$ 653,109	$101,250	$ 10,376(5)	$1,214,735
A. Patrick Beharelle President and Chief Operating Officer	2015	$479,999	$151,250(6)	$216,334(7)	$210,800	$ 51,525(8)	$1,109,908
	2016	$525,000		$ 721,426	$131,250	$ 60,121(9)	$1,437,797
	2017	$525,000		$ 952,460	$118,125	$ 8,525(10)	$1,604,110
James E. Defebaugh Executive Vice President, Secretary, and General Counsel	2015	$358,923		$ 319,921	$167,040	$ 9,661(11)	$ 855,545
	2016	$380,000		$ 348,111	$ 95,000	$ 9,000(4)	$ 832,111
	2017	$380,000		$ 459,598	$ 76,000	$ 9,000(4)	$ 924,598
Wayne W. Larkin Executive Vice President, Strategic Accounts	2015	$425,000		$ 566,544	$171,275	$ 9,000(4)	$1,171,819
	2016	$425,000		$ 467,199	$ 85,000	$11,886(12)	$ 989,085
	2017	$425,000		$ 616,846	$ 0	$14,849(13)	$1,056,695
TrueBlue, Inc. 2018 Proxy Statement P. 40

Executive Compensation Tables

(1) The value in this column represents the aggregate amount of both restricted shares and performance share units granted to NEOs and calculated according to FASB ASC 718. These amounts do not necessarily correspond to the actual value that will be realized by the NEO, or the manner of calculating the restricted share or performance share unit award used by the Compensation Committee. For example, in 2017, Mr. Cooper received a target value of $843,750 in restricted shares with the actual number of shares granted being calculated using the average closing price of our stock during the 60 trading days preceding the grant date, which was $23.44. In 2017, Mr. Cooper also received a target value of $843,750 in performance share units with the actual number of performance shares being calculated using 80% of the average closing price of our stock during the 60 trading days preceding the grant date, which was $18.75. The FASB ASC 718 grant date fair value of Mr. Cooper’s restricted shares was $907,099 and the FASB ASC 718 grant date fair target value of Mr. Cooper’s performance share units was $1,133,874, which is included in the table above. Performance share units will vest three years after the grant date if certain long-term Company performance goals are met, as discussed in more detail in the Compensation Discussion and Analysis section of this proxy statement. Equity awards are described in more detail in the Compensation Discussion and Analysis section of this proxy statement and in the Grants of Plan-Based Awards Table. For additional information, refer to Note 11 to the Consolidated Financial Statements found in Item 8 of Part II of our 2017 Form 10-K (listed under Stock-Based Compensation). The value of the performance share units granted in 2017 is based upon the target outcome of the performance conditions at the grant date. The maximum value of the 2017 performance share units assuming that the highest level of performance conditions was achieved, based on the grant date share price of $25.20, was approximately $1,700,824 for Mr. Cooper, $544,244 for Mr. Gafford, $793,724 for Mr. Beharelle, $382,990 for Mr. Defebaugh, and $514,055 for Mr. Larkin.

(2) The amounts set forth in this column for the respective fiscal year were earned during such fiscal year and paid in the early part of the following fiscal year to each of the NEOs under our Short-Term Incentive Plan. For additional information on the determination of the amounts related to Non-Equity Incentive Plan Compensation, see the discussion in the Compensation Discussion and Analysis entitled “Short-Term Incentive Plan.”

(3) This amount represents the cash value of the Company’s annual circle of excellence trip in which Mr. Cooper participated.

(4) These amounts represent matching funds paid by the Company to participants in the Nonqualified Deferred Compensation Plan.

(5) This amount represents matching funds paid by the Company to participants in the Nonqualified Deferred Compensation Plan in the amount of $9,000 and a service award in the amount $1,376 received by Mr. Gafford.

(6) This amount includes a $100,000 transition bonus paid to Mr. Beharelle for acquisition related performance in 2015 as well as special incentive bonuses for Mr. Beharelle related to the performance of specific business units.

(7) This amount represents the promotional grant of restricted stock to Mr. Beharelle on June 1, 2015 at a grant date price of $28.48.

(8) This amount represents the aggregate incremental cost to the Company of personal benefits provided to Mr. Beharelle for certain housing, automobile, and telecommunication costs.

(9) This amount includes the aggregate incremental cost to the Company of personal benefits provided to Mr. Beharelle for certain housing, automobile, and telecommunication costs in 2016 in the amount of $57,823 and the cash value of the company’s annual circle of excellence trip in the amount of $2,298.

(10) This amount includes a car allowance in the amount of $3,884 and the cash value of the Company’s annual circle of excellence trip in the amount $4,641.

(11) This amount represents matching funds paid by the Company to participants in the Nonqualified Deferred Compensation Plan in the amount of $8,973 and a service award in the amount $688 received by Mr. Defebaugh.

(12) This amount includes the matching funds in the amount of $9,000 paid by the Company to participants in the Nonqualified Deferred Compensation Plan and the cash value of the Company’s annual circle of excellence trip in the amount of $2,886.

(13) This amount includes the matching funds in the amount of $9,000 paid by the Company to participants in the Nonqualified Deferred Compensation Plan, the cash value of the Company’s annual circle of excellence trip in the amount of $4,472, and a service award in the amount $1,377.

TrueBlue, Inc. 2018 Proxy Statement P. 41

Executive Compensation Tables

Grants of Plan-Based Awards

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All other stock awards: number of shares of stock or units (#)(4)	Grant Date Fair Value of Equity Based Awards(5)
Name/ Type of Award	Grant Date	Action Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Steven C. Cooper
Cash Incentive	—	12/15/2016	$468,750	$750,000	$1,125,000	—	—	—	—	—
Restricted Stock	2/10/2017	12/15/2016	—	—	—	—	—	—	35,996	$ 907,099
Performance Share Units	2/10/2017	12/15/2016	—	—	—	22,498	44,995	67,493	—	$1,133,874

Derrek L. Gafford
Cash Incentive	—	12/15/2016	$168,750	$337,500	$ 562,500	—	—	—	—	—
Restricted Stock	2/10/2017	12/15/2016	—	—	—	—	—	—	11,519	$ 290,279
Performance Share Units	2/10/2017	12/15/2016	—	—	—	7,199	14,398	21,597	—	$ 362,830

A. Patrick Beharelle
Cash Incentive	—	12/15/2016	$196,875	$393,750	$ 656,250	—	—	—	—	—
Restricted Stock	2/10/2017	12/15/2016	—	—	—	—	—	—	16,798	$ 423,310
Performance Share Units	2/10/2017	12/15/2016	—	—	—	10,499	20,998	31,497	—	$ 529,150

James E. Defebaugh
Cash Incentive	—	12/15/2016	$118,750	$190,000	$ 285,000	—	—	—	—	—
Restricted Stock	2/10/2017	12/15/2016	—	—	—	—	—	—	8,106	$ 204,271
Performance Share Units	2/10/2017	12/15/2016	—	—	—	5,066	10,132	15,198	—	$ 255,327

Wayne W. Larkin
Cash Incentive	—	12/15/2016	$148,750	$276,250	$ 446,250	—	—	—	—	—
Restricted Stock	2/10/2017	12/15/2016	—	—	—	—	—	—	10,879	$ 274,151
Performance Share Units	2/10/2017	12/15/2016	—	—	—	6,800	13,599	20,399	—	$ 342,695
TrueBlue, Inc. 2018 Proxy Statement P. 42

Executive Compensation Tables

(1) This column reflects the date that the Compensation Committee approved the Company performance targets, business unit performance targets, and individual performance targets and awards pursuant to the Short-Term Incentive Plan, and also set the Company performance targets for the performance share unit awards under the Long-Term Equity Incentive Plan.

(2) These columns show what the potential payout for each NEO would have been under the Short-Term Incentive Plan in 2017, if the threshold, target, or maximum goals were satisfied for all Company performance measures. The amount also reflects the individual performance goals component of the Short-Term Incentive Plan. The potential payouts were performance-driven and therefore completely at risk. For actual payouts under the Short-Term Incentive Plan for 2017, please see the Summary Compensation Table. The business measurements, performance goals, and salary multipliers for determining the payout are described in the Compensation Discussion and Analysis section.

(3) These columns show the number of performance share units granted in 2017 to the NEOs under the Long-Term Equity Incentive Plan. The target number of restricted shares and performance share units granted was calculated using the target value for the award which is based on a percentage of the NEO’s salary. The 2017 performance share units vest three (3) years after the date of grant, if at all. The amounts shown reflect the potential payout for performance share units for each NEO under the Long-Term Equity Incentive Plan if the threshold, target, or maximum Company performance goals are satisfied. The performance goals and award multipliers for determining the potential vesting amounts are described in the Compensation Discussion and Analysis section. The number of performance share units granted was calculated using the target value for the award (a percentage of the NEO’s salary) divided by 80% of the average closing price of Company shares during the 60 trading days preceding the grant date, which was $18.75.

(4) This column shows the number of restricted stock awards granted in 2017 to the NEOs under the Long-Term Equity Incentive Plan. The number of restricted shares granted on February 10, 2017, was calculated using the average closing price of Company shares during the 60 trading days preceding the grant date, which was $23.44. For these restricted stock awards, 33.33% of each award vests annually over a three (3) year period.

(5) This column shows the grant date fair value of equity awards in accordance with FASB ASC Topic 718. For restricted stock, grant date fair value was calculated using the closing price of the Company stock on the date of grant. The closing price of Company stock on February 10, 2017 was $25.20. For performance share units, the February 10, 2017, grant date fair value was calculated using the closing price of Company stock on the date of grant and the target number of performance share units. The performance goals and award multipliers for determining the potential vesting amounts are described in the Compensation Discussion and Analysis section. The amounts shown are consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. For additional information on the calculation and valuation of equity awards, refer to the Compensation Discussion and Analysis section and refer to Note 11 to the Consolidated Financial Statements found in Item 8 of Part II of our 2017 Form 10-K (listed under Stock-Based Compensation).

TrueBlue, Inc. 2018 Proxy Statement P. 43

Executive Compensation Tables

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on the holdings of stock options, restricted stock awards, and performance share units of the NEOs as of December 31, 2017. This table includes unvested shares of restricted stock and performance share units. The market value of the restricted stock awards and performance share units is based on the closing market price that applied on December 31, 2017, which was $27.50. For additional information about restricted stock awards and performance share units, see the description of equity incentive compensation in the Compensation Discussion and Analysis section. Grants that are not listed in the vesting schedule are 100% vested.

Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steven C. Cooper	2/9/2015	9,836	$270,490	—	—
	2/5/2016	21,916	$602,690	41,093	$1,130,058
	2/10/2017	35,996	$989,890	44,995	$1,237,363
Derrek L. Gafford	2/9/2015	3,632	$ 99,880	—	—
	2/5/2016	7,013	$192,858	13,150	$ 361,625
	2/10/2017	11,519	$316,773	14,398	$ 395,945
A. Patrick Beharelle	6/1/2015	3,798	$104,445	—	—
	2/5/2016	10,227	$281,243	19,177	$ 527,368
	2/10/2017	16,798	$461,945	20,998	$ 577,445
James E. Defebaugh	2/9/2015	2,179	$ 59,923	—	—
	2/5/2016	4,935	$135,713	9,253	$ 254,458
	2/10/2017	8,106	$222,915	10,132	$ 278,630
Wayne W. Larkin	6/2/2014	1,542	$ 42,405	—	—
	2/9/2015	3,859	$106,123	—	—
	2/5/2016	6,623	$182,133	12,419	$ 341,523
	2/10/2017	10,879	$299,173	13,599	$ 373,973

(1) This column includes restricted stock awards as of December 31, 2017, and performance share units that were granted in 2015 and became determinable as of December 31, 2017, but which had not yet vested. The 2015 performance share unit grant resulted in zero shares being earned and, therefore, no portion of this award is considered outstanding as of December 31, 2017. For restricted stock awards, 33.33% of each award vests every year for three (3) years, except Mr. Beharelle’s June 1, 2015 award and Mr. Larkin’s June 2, 2014 award, which vest at the rate of 25% each year for four (4) years.

(2) This column includes performance share unit awards. The awards vest on or about the third anniversary of the award, if at all, according to predetermined targets. For additional information on the vesting schedule and Company performance goals for performance share units granted in 2017, please see the Compensation Discussion and Analysis section. For performance share unit awards granted in 2016 and 2017, additional information on performance goals can be found in our prior proxy statements. The February 5, 2016 and February 10, 2017 grants all assume 100% of the award, or the target number of shares, will be awarded. The February 7, 2015 grant became determinable as of December 31, 2017, and is not included in this column.

TrueBlue, Inc. 2018 Proxy Statement P. 44

Executive Compensation Tables

Stock Vested

The following table provides information for the NEOs regarding: (i) stock option exercises during 2017, to the extent any occurred, including the number of shares acquired upon exercise and the value realized; and (ii) the number of shares acquired upon the vesting of restricted stock awards and performance share units and the value realized before payment of applicable withholding tax and broker commissions. The value realized represents long-term gain over several years, which is not part of compensation awarded in 2017 as reported in the Summary Compensation Table.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Steven C. Cooper	68,790	$1,713,635
Derrek L. Gafford	24,861	$ 619,268
A. Patrick Beharelle	19,480	$ 511,113
James E. Defebaugh	14,246	$ 354,811
Wayne W. Larkin	22,560	$ 566,766

(1) The dollar amount realized upon vesting was calculated by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date.

Pension Benefits

The Company does not maintain a defined benefit pension plan or supplemental pension plan.

TrueBlue, Inc. 2018 Proxy Statement P. 45

Executive Compensation Tables

Nonqualified Deferred Compensation

The Company maintains a Nonqualified Deferred Compensation Plan that allows certain highly compensated employees, including the NEOs, to defer portions of their base salary and annual non-equity incentive and thereby defer taxes. The following table provides additional information about the amounts deferred by our NEOs:

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings (Loss) in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Steven C. Cooper	—	—	—	—	—
Derrek L. Gafford	$45,000	$9,000	$41,282	—	$462,897
A. Patrick Beharelle	—	—	—	—	—
James E. Defebaugh	$19,000	$9,000	$ 8,736	—	$141,640
Wayne W. Larkin	$25,500	$9,000	$76,026	—	$445,389

(1) The amounts contributed to this plan by the Company’s NEOs are set forth in this table and are included in the amounts shown as “Salary” in the Summary Compensation Table above.

(2) These amounts were earned as a match to contributions made by the NEO to the Company Nonqualified Deferred Compensation Plan in 2017, but paid in early 2018. The Company contribution is included in the columns “Registrant Contributions in Last FY” and “Aggregate Balance at Last FYE.” These amounts are included in the amounts shown as “All Other Compensation” in the Summary Compensation Table above.

(3) These amounts were earned, or lost, by the NEO according to investment gains and losses based on the performance of certain investment choices selected by the participants in the Nonqualified Deferred Compensation Plan. These investment choices are the same investment choices available under the tax-qualified 401(k) plan offered by the Company to eligible employees, except that Company stock is available as an investment in the tax-qualified 401(k) plan. Participants may change their investment elections at any time under the same rules that apply under the 401(k) plan.

The participants in the Nonqualified Deferred Compensation Plan may annually elect to defer up to 75% of their salary and up to 100% of their annual non-equity incentive. Participants are always 100% vested in the elective deferral contributions to the plan. The amounts deferred into this plan and all earnings remain subject to the claims of the Company’s general creditors until distributed to the participant. Participants may receive their funds after the termination of their employment or during employment in the case of an unforeseen emergency, the disability of the participant, or a change-in-control. Participants also have the option to receive a distribution of deferred funds during employment if such a distribution was established prior to the deferral. Any Company matching contributions are discretionary. Whether a matching contribution will be made for a plan year and the amount of any such match will be determined each year by the Company. Matching funds are immediately vested.	The deemed rates of return for the earnings options may be positive or negative and thus may result in gains or losses to a participant’s plan balance. No assets are required to actually be invested in such funds. The deemed investment options may be changed by the participant periodically throughout the year. For certain key employees, the distribution election must be made at least six months before the actual payment of the participant’s account balance.
TrueBlue, Inc. 2018 Proxy Statement P. 46

Executive Compensation Tables

Post-Employment Payments

If Mr. Cooper terminates his employment without good reason but with at least one (1) year prior written notice and has successfully completed the transition period as described above, then Mr. Cooper will be entitled to the continued group health plan coverage as set forth above.

The foregoing separation benefits are conditioned upon the execution by Mr. Cooper of a release of claims against the Company and continued compliance by Mr. Cooper with all covenants with the Company. Pursuant to his employment agreement, Mr. Cooper’s covenants with the Company include, without limitation, covenants requiring a duty of loyalty, non-disclosure of confidential information, assignment of inventions, non-competition, and non-solicitation. Mr. Cooper is also party to a non-competition agreement with the Company.

Mr. Cooper’s employment agreement also provides that if he is deemed to receive an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code (the “Code”) by reason of his vesting of the unvested equity awards (taking into account any other compensation paid or deemed paid to him), the amount of such payments or deemed payments shall be reduced or, alternatively, the provisions of the employment agreement shall not act to vest unvested equity incentive awards to Mr. Cooper, so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

Employment Agreements for Messrs. Beharelle, Defebaugh, Gafford, and Larkin

Messrs. Beharelle, Defebaugh, Gafford, and Larkin are parties to employment agreements and plan documents, which provide that if the Company terminates the NEO’s employment without cause, or if the NEO terminates his employment with good reason other than death or disability, then the NEO will be entitled to the following:

•   separation payments at a rate equal to the NEO’s base salary for a period of twelve (12) months from the termination date;

•   prorated short-term incentive award subject to the performance conditions set by the Board;

•   accelerated or continued vesting in any previously awarded stock options, restricted stock, performance share units (which vest based on performance after the applicable performance period and in an amount prorated for the portion of the performance period the NEO is employed plus any accelerated vesting period) and other equity awards as if the NEO had worked for the Company for twelve (12) months after his termination date, provided that any options or other

The Company has entered into employment agreements and change-in-control agreements with each of the NEOs pursuant to which each NEO may be entitled to payments upon termination of employment under the circumstances described below. The payments are subject to the fulfillment of certain conditions, including compliance with a non-competition agreement, which are described below. The information below is a summary of certain material provisions of these agreements and does not attempt to describe all aspects of the agreements. The rights of the parties are governed by the actual agreements and are in no way modified by the abbreviated summary set forth in this proxy statement.

Following the description of the agreements, there is a table showing the potential payments the NEOs could have received under these agreements, assuming their employment with the Company was terminated without cause by the Company or for good reason by the NEO on December 31, 2017.

Employment Agreement for Steven C. Cooper

Mr. Cooper’s employment agreement provides that if the Company terminates his employment without cause, or if Mr. Cooper terminates his employment with good reason other than death or disability, and successfully completes a transition period during which, among other things, he develops a transition plan for the CEO position and assists the Company in identifying and recruiting a successor CEO, then he will be entitled to the following:

•   separation payments at a rate equal to his base salary at the time of termination for a period of eighteen (18) months;

•   payment of Mr. Cooper’s then applicable short-term incentive award subject to performance conditions set by the Board and prorated for the portion of the short-term incentive for the period Mr. Cooper is actually employed by the Company;

•   immediate accelerated vesting in all previously awarded but unvested stock options, restricted stock, performance share units (which vest based on performance after the applicable performance period), and other equity awards, provided that any options or other equity awards that are not exercised within the time periods for exercise set forth in the applicable plan, sub-plan or grant agreement, shall expire in accordance with the terms of such plan, sub-plan or grant agreement; and

•   continued group health plan coverage for Mr. Cooper and his family until the later of: (i) Mr. Cooper and his spouse have both reached age sixty-five (65); or (ii) the date Mr. Cooper and his spouse are both eligible for Medicare.

TrueBlue, Inc. 2018 Proxy Statement P. 47

Executive Compensation Tables

equity awards that are not exercised within the time periods for exercise set forth in the applicable plan, sub-plan or grant agreement, shall expire in accordance with the terms of such plan, sub-plan or grant agreement.

As a condition precedent to being entitled to receive the benefits set forth above, the NEO must sign and deliver, and thereafter not revoke a release of claims against our Company, remain in full compliance with all provisions of the sections of the employment agreement relating to non-disclosure of confidential information and assignment of inventions, and be and remain in full compliance with the non-competition agreement and any other covenants with the Company entered into by the NEO. Each NEO is also party to a non-competition agreement with the Company.

In addition to the provisions described above, the employment agreement for each NEO also provides that, if at the time of termination of employment the NEO is considered a “specified employee” subject to the required six-month delay in benefit payments under Section 409A(a)(2)(B)(i) of the Code, then any separation payments that would otherwise have been paid within the first six (6) months after termination of employment shall instead be paid in a single lump sum on (or within fifteen (15) days after) the six-month anniversary of such termination of employment and any remaining severance payments shall be made monthly after such six-month anniversary.

Change-in-Control Agreements

The Company has entered into change-in-control agreements with various executive officers, including each of the NEOs. Each change-in-control agreement by its terms expires each year on December 31st, provided that beginning on January 1st of each subsequent year, the change-in-control agreements will automatically extend for an additional year, unless either party gives notice of termination not later than September 30th of the immediately preceding year. Because no such notices of termination were provided, the change-in-control agreements were in effect through December 31, 2017, and were extended through December 31, 2018. If a change-in-control occurs during the term, the term will expire on the earlier of the third anniversary of the change-in-control or the date of the executive’s death (such period is referred to as the “Severance Period”). If the executive ceases to be employed prior to a change-in-control, the agreement will expire on the date of termination of employment. The change-in-control agreements are effective on the date executed, but do not become operative unless a change-in-control occurs.

Change-in-control means that during the term of the agreements any of the following events occur:

•   any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 33.33% of the combined voting power of the then-outstanding voting stock of the Company;

•   a majority of the Board ceases to be comprised of incumbent directors; or

•   the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale, or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), and as a result of which less than 50% of the outstanding voting interests or securities of the surviving or resulting entity immediately after the Business Transaction are owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such Business Transaction, in substantially the same proportions as their ownership before such Business Transaction.

The Company will be required to pay the amounts described in the table below, if following the occurrence of a change-in-control (or within ninety (90) days prior to the date of a change-in-control, if at the request of a third party who has taken steps reasonably calculated to effect a change-in-control): (i) the Company terminates the executive’s employment during the Severance Period other than for cause, or as a result of the executive’s death or permanent disability; or (ii) the executive terminates the executive’s employment for good reason during the Severance Period. Each of (i) and (ii) is referred to in the change-in-control agreement as a “Triggering Termination.” As a condition precedent to receiving any payments and benefits under the change-in-control agreement, the executive must execute and not later revoke a waiver and release agreement and be in compliance with the restrictive covenants and terms of the change-in-control agreement. The material covenants of each executive in the change-in-control agreements include a duty of loyalty, non-disclosure, non-use, and protection of confidential information, non-disparagement, non-competition, and non-solicitation of employees and customers. The non-competition and non-solicitation provisions apply during the term of the change-in-control agreement and for a period of two (2) years following the termination of employment.

TrueBlue, Inc. 2018 Proxy Statement P. 48

Executive Compensation Tables

In the event of a Triggering Termination, subject to the terms of the agreement, the Company is required to pay to the executive an amount equal to two (2) times (except in the case of Mr. Cooper, in which case it shall be three (3) times) the sum of (i) the executive’s annual base salary rate in effect for the year in which the termination date occurs, plus (ii) the executive’s target non-equity incentive (in an amount equal to the target non-equity incentive immediately prior to the change-in-control or, if such target shall not have been established or shall be reduced after a change-in-control, the highest aggregate incentive pay earned in any of the three (3) fiscal years immediately preceding the year in which the change-in-control occurred), and (iii) provide eighteen (18) months of benefits. Such amounts shall be payable as follows: 50% shall be payable within five (5) business days after the termination date and 50% shall be payable in equal monthly installments over the twenty-four (24) months following the termination date, nevertheless the agreement provides that the timing of payments may be adjusted if necessary to comply with Section 409A of the Code. The Company will also provide employee benefits to the executive comparable to the benefits that the executive was receiving or entitled to receive immediately prior to the termination date or will pay a lump sum payment in lieu of the continuation of such benefits, as described in the change-in-control agreement.

In addition to the amounts described above, if there is a Triggering Termination, the Company will pay in cash to the executive a lump sum amount equal to the sum of (i) any unpaid incentive compensation that has been earned, accrued, allocated, or awarded to the executive for any performance period ending prior to a Triggering Termination, plus (ii) the value of any annual non-equity incentive or long-term incentive pay earned, accrued, allocated, or awarded with respect to the executive’s service during the performance period or periods that include the date on which the change-in-control occurred. Furthermore, if there is a Triggering Termination, all stock options, restricted stock, performance share units, and any other equity award shall become fully vested as of the date of termination.

Notwithstanding any provision of the change-in-control agreement or any other agreement between the executive and the Company to the contrary, if any amount or benefit to be paid or provided under the change-in-control agreement or any other agreement would be a payment that creates an obligation for the executive to pay excise taxes under Section 280G of the Code (an “excess parachute payment”), then the payments and benefits to be paid or provided under the change-in-control agreement and any other agreement will be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an excess parachute payment; provided that the foregoing reduction will not be made if such reduction would result in the NEO receiving an after-tax amount less than 90% of the after-tax amount of the severance payments the NEO would have received under the change-in-control agreement or under any other agreement. In the event that any payment or benefit intended to be provided is required to be reduced pursuant to this provision, the executive will be entitled to designate the payments and/or benefits to be so reduced.

In addition to the foregoing limitation, the change-in-control agreements provide that to the extent that the executive receives payments by reason of the executive’s termination of employment pursuant to any other employment or severance agreement or employee plan (collectively, “Other Employment Agreements”), the amounts otherwise receivable under the change-in-control agreement will be reduced by the amounts actually paid pursuant to the Other Employment Agreements, but not below zero, to avoid duplication of payments so that the total amount payable or value of benefits receivable under the change-in-control agreement, and under the Other Employment Agreements, is not less than the amounts payable or value of benefits receivable had such benefits been paid in full under the change-in-control agreement.

Non-Competition Agreements

Each of the NEOs have entered into a non-competition agreement with the Company. Each non-competition agreement provides, among other things, that during the executive’s employment with the Company and for a period of two (2) years following the termination of such employment for any reason, the executive shall not, directly or indirectly:

•   employ or solicit for employment any Company employee who has been employed by the Company during the six (6) months prior to the termination of the executive’s employment or urge any such person to discontinue employment with the Company;

•   seek to employ any individual who has applied for and/or accepted placement in a job by the Company with a customer, and about whom the executive obtained information or with whom the executive interacted on behalf of the Company;

•   solicit any customer of the Company for the purpose of providing temporary and/or permanent staffing services on behalf of a competing business;

•   engage in any conduct intended to induce or urge any customer to discontinue its business relationship with the Company; or

•   do any business with any Company customer in connection with the provision of temporary and/or permanent staffing services.

TrueBlue, Inc. 2018 Proxy Statement P. 49

Executive Compensation Tables

The non-competition agreement also provides that during the executive’s employment with the Company and for a period of twelve (12) months for Messrs. Defebaugh, Gafford, and Larkin, eighteen (18) months for Mr. Cooper, and twenty-four (24) months for Mr. Beharelle, following the termination of such employment, the executive shall not, directly or indirectly, in any location in which the Company conducts or plans to conduct business, work for or participate in a business similar to, or that competes with, the business of the Company. Within fifteen (15) days after the termination of the executive’s employment, the Company, in its sole discretion, may elect to extend the non-competition period from twelve (12) months for Messrs. Defebaugh, Gafford, and Larkin, and eighteen (18) months in the case of Mr. Cooper, to twenty-four (24) months, provided that if the Company makes such election and either the Company terminates the executive’s employment without cause or the executive terminates employment with good reason, then, if the executive has complied with certain conditions precedent, the period during which the executive is entitled to receive separation payments pursuant to the executive’s employment agreement will automatically, and without further action, be extended from twelve (12) months to twenty-four (24) months for Messrs. Defebaugh, Gafford, and Larkin and from eighteen (18) months to twenty-four (24) months for Mr. Cooper. The non-competition agreement also contains, among other things, provisions covering duty of loyalty and non-disclosure, non-use and protection of confidential information.

Restricted Stock and Performance Share Unit Agreements

The award agreements that govern the stock option, restricted stock, and performance share unit grants to the NEOs also provide that the restricted stock and performance share units, as applicable, will become fully vested if after a change of control, the NEO is terminated without cause or terminates employment for good reason. Performance share units vest in such an event at the target level, provided that the Compensation Committee shall have the discretion to determine whether the performance goals shall be deemed to have been performed at the maximum level. For purposes of the restricted stock and performance share unit agreements, “change of control” means the first day that any one or more of the following conditions shall have been satisfied:

•   the sale, liquidation, or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions;

•   an acquisition (other than directly from the Company) of any outstanding voting securities by any person, after which such person has beneficial ownership of 25% or more of the then outstanding voting securities of the Company, other than a Board approved transaction;

•   during any consecutive twenty-four (24) month period, the individuals who, at the beginning of such period, constitute the Board cease for any reason other than death to constitute at least a majority of the members of the Board, subject to certain exceptions; or

•   a merger, consolidation, or reorganization of the Company, as a result of which the shareholders of the Company immediately prior to such merger, consolidation, or reorganization own, directly or indirectly, immediately following such merger, consolidation, or reorganization less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, or reorganization.

TrueBlue, Inc. 2018 Proxy Statement P. 50

Executive Compensation Tables

Potential Payout Upon an Involuntary Termination Without Cause or for Good Reason

The table below quantifies the potential payouts to each of the NEOs. The table shows two alternative scenarios: (i) termination before a change-in-control; and (ii) termination after a change-in-control.

	Potential Payouts upon Involuntary Termination by Company without Cause or by Executive for Good Reason after a Change-in-Control(1)(2)			Potential Payouts upon Involuntary Termination by Company without Cause or by Executive for Good Reason before a Change-in-Control(3)
Name(8)	Cash Payment	Restricted Stock & Performance Share Vesting(4)	Continuation of Health & Welfare Benefits	Cash Payment(5)	Restricted Stock & Performance Share Vesting(4)(6)(7)	Continuation of Health & Welfare Benefits
Steven C. Cooper(8)	$4,500,000	$4,230,490	$21,170	$1,405,000	$4,230,490	$141,136
Derrek L. Gafford(8)	$1,575,000	$1,367,080	$30,697	$ 551,250	$ 924,330	$ 0
A. Patrick Beharelle(8)	$1,837,500	$1,952,445	$39,508	$ 643,125	$1,254,550	$ 0
James E. Defebaugh(8)	$1,140,000	$ 951,638	$39,508	$ 456,000	$ 640,090	$ 0
Wayne W. Larkin(9)	$1,402,500	$1,345,328	$30,319	$ 425,000	$ 810,618	$ 0

(1) Assumes that (a) the change-in-control agreement was effective as of December 31, 2017, (b) a change-in-control occurred on or before such date, and (c) the NEO was terminated by the Company without cause on such date or the NEO terminated NEO’s employment for good reason on such date.

(2) As explained above, the definition of a change of control for purposes of the stock option and restricted stock agreements differs slightly from the definition of “change-in-control” in the change-in-control and performance share agreements. In the event an NEO was terminated on December 31, 2017, by the Company without cause, or the NEO terminated NEO’s employment for good reason on such date following a change of control under the stock option and restricted stock agreements that did not constitute a change-in-control for purposes of the change-in-control agreement, the NEO would have been entitled to the restricted stock vesting and stock option vesting but not the cash payment, performance share vesting, or continuation of health and welfare benefits shown in the table.

(3) Assumes that (a) the employment agreement was effective as of December 31, 2017, (b) no change-in-control occurred on or before such date, and (c) the NEO was terminated by the Company without cause on such date or the NEO terminated NEO’s employment for good reason on such date.

(4) The amounts shown are calculated by multiplying the number of unvested restricted stock awards and unvested performance share awards (which are at the actual amount earned for the 2015 award and at the target for the 2016 and 2017 awards) for such NEO with respect to which the vesting would accelerate as a result of termination under the circumstances noted by the closing price of a share of common stock on December 31, 2017, which was $27.50. Unvested restricted stock and performance share units are set forth in the Outstanding Equity Awards at Fiscal Year-End table.

(5) These amounts include the amount earned under the 2017 Short-Term Incentive Plan, which according to the terms of the plan were payable upon each NEO’s termination of employment under the conditions noted in footnote (3) above.

(6) Mr. Cooper’s employment agreement provides for the accelerated vesting of all equity awards upon termination of employment under the conditions noted in footnote (3) above. Under the employment agreements for the NEOs (other than Mr. Cooper), however, vesting is only accelerated for those equity awards which would have vested in the twelve-month period following a termination of employment under the conditions noted in footnote (3) above.

(7) The performance share unit grant agreements provide that, upon termination of employment under the conditions noted in footnote (3) above, a pro-rata portion of the performance shares vest and are paid out at the end of the performance period based on actual performance. The amounts shown reflect the actual amount earned for the 2015 award, which was determined to be zero (0), and assumes vesting at the target level over the performance period for the 2016 and 2017 awards.

(8) As discussed above, the amounts actually payable to the NEOs pursuant to the change-in-control agreement (and the amounts actually payable to Mr. Cooper pursuant to his employment agreement) are subject to reduction if any amount or benefit to be paid under such agreement or any other agreement would be a payment that creates an obligation for the NEO to pay excise taxes under Section 280G of the Code. For purposes of Section 280G, the value of the acceleration of stock options, performance shares, and restricted stock is based on a time-based formula and is different than the method described in footnote (4) above.

(9) Mr. Larkin’s employment was terminated effective January 5, 2018 and pursuant to his employment agreement and separation agreement, Mr. Larkin has or will receive (a) separation payments equal to twelve (12) months of Mr. Larkin’s base salary; (b) accelerated pro-rata vesting of restricted stock granted to Mr. Larkin as if he worked for the Company through February 10, 2019 (which is a slightly longer period of deemed employment than otherwise required by his employment agreement); and (c) pro-rata vesting of performance share units granted to Mr. Larkin (which vest based on established performance targets after the applicable performance period) as if he worked for the Company through January 5, 2019. Mr. Larkin earned no short-term non-equity incentive for 2017. Mr. Larkin’s actual restricted stock value upon the accelerated vesting was $531,054 based on the closing price of our stock on January 5, 2018, which was $27.55. Mr. Larkin’s expected pro rata performance share unit vesting is $246,765.

TrueBlue, Inc. 2018 Proxy Statement P. 51

CEO Pay Ratio

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, this section sets forth information concerning the ratio between the annual total compensation of the Company’s median employee and the total annual compensation of our CEO, Steve Cooper.

For the 2017 calendar year, the annual total compensation of the employee identified as our Company’s median employee was $7,396. Our CEO’s annual total compensation in 2017 was $3,074,010. Accordingly, for 2017, the CEO pay ratio was estimated to be 416 to 1.

The pay ratio identified for our Company reflects the fact that the significant majority of our employees are temporary employees who work at our customers’ job sites, generally on a short-term project basis, and are not typically employed for a full year. The wages of temporary employees cannot be annualized for the calculation of the CEO Pay Ratio.

To identify the employee with the median total annual compensation, as well as to determine the annual total compensation of the median employee, we adopted a variety of methodologies, applied certain exclusions, and made reasonable estimates based on our payroll and employment records, in a manner consistent with SEC rules.

Our “Measurement Date” was the second Sunday of October, which was October 8, 2017. On the Measurement Date, our active U.S. employees, excluding the CEO, consisted of 85,969 individuals. Our employee population was comprised primarily of temporary employees. For our temporary employees, the definition of who was an active employee on the Measurement Date was anyone who worked during the workweek ending on the Measurement Date. For our staff employees, anyone who was denoted as active within our human resources systems on the Measurement Date was included in our employee population.

To identify the “median employee” from our employee population, we used taxable wages for the full 2017 calendar year. We did not annualize the salary of any of our staff employees who were employed with the Company for part of the year.

Our employee population, from which the median employee was identified, did not include any of our non-U.S. employees as our employee count for those non-U.S. employees was less than 5% of all employees.

The Company’s total U.S. employee count was 85,970. The combined total of U.S. and non-U.S. employees was 88,827.

The non-U.S. employees were located in the following jurisdictions:

Country	Approximate Number of
Employees Excluded
Canada	2,239
India	433
Poland	65
Australia	95
China	9
United Kingdom	7
New Zealand	3
Mexico	2
Singapore	2
Panama	1
Spain	1

TrueBlue, Inc. 2018 Proxy Statement P. 52

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

2016 Omnibus Incentive Plan

Under the 2016 Plan, as of February 25, 2018, there were 1,062,689 granted and outstanding shares. This total of granted and outstanding shares was made up of: 634,281 outstanding restricted shares; 366,071 outstanding performance shares; 34,406 restricted stock units; and 27,931 outstanding stock options. The outstanding stock options had a weighted average exercise price of $23.20 and a weighted average remaining term of 7.18 years. As of February 25, 2018, the closing price per share of the Common Stock was $28.35.

Under the 2005 Plan, as of February 25, 2018, there were still 410,348 shares granted and outstanding. This 410,348 was made up of 197,148 outstanding restricted shares; 165,803 outstanding performance shares; and 47,397 outstanding restricted stock units. The total number of shares granted and outstanding under the 2016 Plan and the 2005 Plan were 1,473,036.

Plan Features and Grant Practices That Protect Shareholder Interests

The Amended 2016 Plan and our grant practices include features that protect the interests of our shareholders:

•   Independent oversight. The Amended 2016 Plan is administered by the Compensation Committee, a committee composed entirely of independent directors.

•   No evergreen feature. The Amended 2016 Plan includes a fixed number of shares available for grant that will not automatically increase because of an “evergreen” feature.

•   No liberal share counting. The Amended 2016 Plan prohibits the Company from re-using shares that are tendered or surrendered to pay the exercise cost or tax obligation of grants (such a practice is an example of a “liberal share counting” provision that is disfavored by many institutional investors). The only shares that are re-used in the Amended 2016 Plan are for awards that have been canceled, forfeited, or expired or for awards settled in cash.

•   Stock option/SAR limits. The exercise price of stock options and stock appreciation rights (“SARs”) awarded must be at least 100% of the fair market value on the date of the award. The maximum term of each stock option and SARs is ten (10) years.

•   No repricing. The Amended 2016 Plan does not permit the repricing of stock options or SARs.

•   Clawback. Awards granted under the Amended 2016 Plan are subject to any then current compensation recovery or clawback policy of the Company that applies to awards under the Amended 2016 Plan.

•   No single-trigger acceleration. Under the Amended 2016 Plan, there is no automatic vesting of awards upon a change in control of the Company.

•   Dividends. The Amended 2016 Plan does not permit dividends or dividend equivalents on stock options or unearned performance share units.

Introduction and Summary of Proposed Amendment

The Company currently maintains the 2016 Omnibus Incentive Plan (the “2016 Plan”), which our shareholders approved on May 11, 2016. Under the 2016 Plan, the Company has reserved a number of shares of the Company’s common stock (“Common Stock”) for issuance in the form of stock options, shares of Common Stock, shares of restricted Common Stock (including other stock-based awards for non-employee directors under the director compensation program), restricted stock units, and stock appreciation rights (“SARs”) to employees, officers, consultants, and advisors of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company and its subsidiaries.

The purpose of the 2016 Plan is to (i) attract and retain talented employees, officers, directors, and consultants; and (ii) promote the growth and success of our business by aligning the long-term interests of employees, officers, directors, and consultants with those of our shareholders by providing an opportunity to acquire an interest in our business, rewards for exceptional performance, and long-term incentives for future contributions to our success.

In order to provide a sufficient pool of equity for the Company to attract and retain talent over the next several years, the Company intends to adopt, subject to shareholder approval, an amendment and restatement of the 2016 Plan primarily to increase the number of authorized shares of Common Stock to the pool of shares available for awards by 1,800,000 (the “Amended 2016 Plan”). The Amended 2016 Plan makes certain other minor changes to the 2016 Plan to clarify certain provisions and account for certain changes in law and accounting policies.

Increase in Shares Available for Awards

The aggregate number of shares of Common Stock that were initially available to be issued under the 2016 Plan at the time of its adoption, upon shareholder approval, were 1,542,944 shares. All 1,542,944 shares of Common Stock were carried over from, and were previously registered for offer or sale under, the Company’s Amended and Restated 2005 Long-Term Equity Incentive Plan (the “2005 Plan”).

As of February 25, 2018, approximately 695,687 shares remained available for issuance under the 2016 Plan. Pursuant to the proposed Amended 2016 Plan, there would be added an additional 1,800,000 shares of Common Stock, such that the total available number of shares available for issuance after the Amended 2016 Plan is approved will be approximately 2,495,687. The maximum aggregate number of shares of Common Stock that may be issued over the life of the Amended Plan is approximately 3,342,944.

TrueBlue, Inc. 2018 Proxy Statement P. 53

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

•   Reasonable run rate. The Compensation Committee continues to control the dilutive effect of equity issued under the Company’s plans by controlling the number of shares issued on an annual basis (run-rate).

•   Use of performance-based awards. Named executive officers receive 50% of their annual equity awards as performance share units which will only vest if certain Company performance measures are achieved (see Compensation Discussion and Analysis above for further information).

•   Stock ownership requirements. The Company has adopted stock ownership guidelines for directors and executive officers that require them to retain a certain amount of shares of common stock (see Compensation Discussion and Analysis above for further information).

If any shares of Common Stock related to an award are canceled, terminated, expired or lapse for any reason prior to the issuance of shares or are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of Common Stock available for grant under the Amended 2016 Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the Amended 2016 Plan: (i) the payment in cash of dividends or dividend equivalents under any outstanding award, (ii) any award that is settled in cash rather than by issuance of shares of Common Stock, or (iii) awards granted in assumption of, or in substitution for, awards previously granted by an acquired company. Shares tendered or withheld to pay the option exercise price or tax withholding of any award will continue to count against the aggregate number of shares of Common Stock available for grant under the Amended 2016 Plan. Share settled stock appreciation rights are counted based on the gross number of shares covered by the award, not the net shares settled at exercise.

Awards to Non-Employee Directors

No more than $500,000 may be granted in equity-based awards during any one (1) year to a non-employee member of the Board, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the Common Stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for serving on the Board (described below).

Adjustments

If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the Common Stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the Amended 2016 Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), shall be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs shall be equitably adjusted by the Company.

Summary of the Amended 2016 Plan

The principal features of the Amended 2016 Plan are summarized below. The following summary of the Amended 2016 Plan does not purport to be a complete description of all of the provisions of the Amended 2016 Plan. It is qualified in its entirety by reference to the complete text of the Amended 2016 Plan, which is attached to this proxy statement as Appendix A.

Eligibility

Awards may be granted under the Amended 2016 Plan to officers, employees, consultants, and advisors of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 9, 2018, approximately 183 individuals were eligible to receive awards under the Amended 2016 Plan, including seven (7) executive officers and seven (7) non-employee directors.

Administration

The Amended 2016 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of Common Stock authorized for issuance under the Amended 2016 Plan is the sum of (i) the number of shares of Common Stock that were available for the grant of awards under the 2016 Plan as of the date the 2016 Plan was initially approved by the Company’s shareholders and (ii) upon approval by our shareholders, 1,800,000 shares.

TrueBlue, Inc. 2018 Proxy Statement P. 54

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

Types of Awards

The Amended 2016 Plan permits the granting of any or all of the following types of awards:

•   Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten (10) years) and other conditions on exercise.

•   Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Amended 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten (10) years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•   Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock, cash, or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the Amended 2016 Plan and any other stock-based awards to non-employee directors, which includes unrestricted shares of stock as part of the annual retainer under the non-employee director compensation program, as described under “Non-Employee Director Compensation” in this proxy statement.

•   Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of Common Stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without shareholder approval, the Compensation Committee is not authorized to: (i) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the Amended 2016 Plan, such as stock splits; (ii) take any other action that is treated as a repricing under generally accepted accounting principles (“GAAP”); or (iii) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units, or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the Amended 2016 Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Section 162(m) of the Code as in effect before the Tax Cuts and Jobs Act of 2017 (“Tax Act”), we were generally prohibited from deducting compensation paid to our chief executive officer and our three (3) other most highly compensated executive officers (other than our chief financial officer) in excess of $1 million per person

TrueBlue, Inc. 2018 Proxy Statement P. 55

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit. As a result of the Tax Act, subject to certain grandfathered awards or agreements, (i) the executives that are subject to the $1 million deduction limit have been expanded, and (ii) the exception of “performance-based” compensation has been eliminated.

If the Compensation Committee intends to qualify an award under the Amended 2016 Plan as “performance-based” compensation under Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria: (i) cash flow; (ii) earnings per share; (iii) earnings measures (including EBIT and EBITDA); (iv) return on equity; (v) total shareholder return; (vi) share price performance; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on revenue; (xii) brand recognition/acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion, or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxiii) debt levels or reduction or debt ratios; (xxiv) operating efficiency; or (xxv) any combination of the foregoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income shall include pre-tax income, net income, or operating income).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices, or based on year-over-year growth.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, other unusual non-recurring items, and the cumulative effects of tax or accounting changes.

In addition, compensation realized from the exercise of stock options and SARs granted under the 2016 Plan granted before November 2, 2017, is intended to qualify as “performance-based compensation” under Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant and are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2016 Plan limited the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based compensation” under Section 162(m) may not be granted stock options or stock appreciation rights for more than 1,000,000 shares in any calendar year or more than 1,000,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the Amended 2016 Plan for any calendar year to any employee that is intended to qualify as “performance-based compensation” under Section 162(m) may not exceed $5 million for an annual incentive award and $5 million for all other cash-based awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

The Amended 2016 Plan does not include any specific provisions requiring vesting of awards in connection with a change in control of the Company. However, pursuant to individual change in control agreements and grant documents terms and conditions, our awards of restricted stock and performance share units provide for vesting only in case of an involuntary termination without cause or a voluntary termination with good reason following a change in control. See the Post-Employment Payments section for additional information.

Term, Termination, and Amendment of the Amended 2016 Plan

Unless earlier terminated by the Board, the Amended 2016 Plan will terminate, and no further awards may be granted, ten (10) years after the date on which it is approved by shareholders at the 2018 Annual Meeting of shareholders. The Board may amend, suspend, or terminate the Amended 2016 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension, or termination of the Amended 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

TrueBlue, Inc. 2018 Proxy Statement P. 56

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

Amended 2016 Plan Benefits

grant program for our non-employee directors is described under the Compensation of Directors section in this proxy statement.

Awards granted to our named executive officers under the 2016 Plan in the last fiscal year are shown under “Grants of Plan-Based Awards” in this proxy statement.

Awards made under the Amended 2016 Plan will be made at the Compensation Committee’s discretion, subject to the Amended 2016 Plan. Therefore, the benefits and amounts that will be received or allowed under the Amended 2016 Plan are generally not determinable at this time. The equity

Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans at December 31, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	27,931	$23.29	994,748
Employee stock purchase plans approved by security holders(2)	—	—	426,600

(1)	Equity compensation plans approved by security holders include the following:

TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan (the “2005 Plan”). The 2005 Plan applies to directors, officers, employees, and consultants of the Company and permits the granting of nonqualified and incentive stock options, restricted stock, performance share units, restricted stock units, and stock appreciation rights. The total number of shares authorized under this plan was 7,950,000. No further awards were made pursuant to this plan upon the shareholder approval of the 2016 TrueBlue Omnibus Incentive Plan. Under this 2005 Plan and as of December 31, 2017, there remains 747,618 restricted shares and performance share units outstanding. Outstanding stock options as of the fiscal year end were 27,931 and are included in the table above.

2016 TrueBlue Omnibus Incentive Plan (the “2016 Plan”). This 2016 Plan applies to directors, officers, employees, and consultants of the Company and permits the granting of nonqualified and incentive stock options, restricted stock, performance share units, restricted stock units, and stock appreciation rights. Upon adoption, there were 1,542,944 shares authorized for issuance under this plan, reflecting the number of shares that remained available for issuance under the 2005 Plan. Additionally, the shares underlying outstanding awards under the 2005 Plan that expire or are terminated, surrendered, or forfeited become available for grant under the 2016 Plan. As of December 31, 2017, there were a total of 994,748 shares available for future issuance under the 2016 Plan.  There were 625,536 restricted shares and performance share units outstanding as of December 31, 2017.  Outstanding stock options as of the fiscal year end under this plan were zero (0). All future stock compensation awards will be awarded from this plan.

(2)	Employee stock purchase plans approved by security holders include the following:

2010 TrueBlue Employee Stock Purchase Plan. On May 12, 2010, shareholders approved the Company’s 2010 Employee Stock Purchase Plan. This plan provides an opportunity for regular employees who have met certain service qualifications to purchase shares of our common stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of our common stock at 85% of the fair market value of our common stock as of either the first day or last day of each month, whichever is less. As of December 31, 2017, there were 426,600 shares available for future issuance under this plan.

TrueBlue, Inc. 2018 Proxy Statement P. 57

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

Federal Income Tax Information

equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award. Other stock-based awards of unrestricted shares to non-employee directors will generally be taxable when granted based on the fair market value of the shares on the grant date.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including the $1 million deduction under Section 162(m) to the extent applicable.

Code Section 409A. We intend that awards granted under the Amended 2016 Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

The following is a brief summary of the U.S. federal income tax consequences of the Amended 2016 Plan generally applicable to the Company and to participants in the Amended 2016 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of: (a) one year from the date the participant exercised the option, and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition

TrueBlue, Inc. 2018 Proxy Statement P. 58

PROPOSAL 3.

Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Amended 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended 2016 Plan until all tax withholding obligations are satisfied.
Required Vote

Approval of the Amended and Restated 2016 Omnibus Incentive Plan requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock, with abstentions having the same effect as votes against the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN.

TrueBlue, Inc. 2018 Proxy Statement P. 59

Audit Committee Report

The Audit Committee is currently composed of Stephen Robb, who chairs the committee, William Goings, and Kim Harris Jones. The Audit Committee is composed solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules and the independence standards set forth in Rule 10A-3 of the Exchange Act. The Board has affirmatively determined that each member of the Audit Committee is “financially literate” under the listing standards of the NYSE and is an “audit committee financial expert” as such term is defined in Item 407 of Regulation S-K. The Audit Committee met eleven (11) times during the 2017 fiscal year. The Board has adopted a charter for the Audit Committee, which is available at investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request.

During its 2017 meetings, the Audit Committee met with the Company’s chief financial officer, president, general counsel, chief accounting officer, chief compliance and risk officer, other senior members of the finance department, the director of internal audit, and our independent auditors, Deloitte & Touche LLP (“Deloitte”). These meetings included private, executive sessions between the Audit Committee and Deloitte, the Company’s chief financial officer, general counsel, and director of internal audit. During its meetings, the Audit Committee reviewed and discussed, among other things:

•   the status of any significant issues in connection with the quarterly reviews and annual audit of the Company’s financial statements;

•   the Audit Committee’s charter and any modifications thereto;

•   the Company’s annual external audit plans and the staffing resources available to carry out those audit plans;

•   the Company’s annual internal audit plans and the staffing resources available to carry out those audit plans;

•   the Company’s significant accounting policies and estimates;

•   the Company’s progress toward evaluating and documenting its internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and Committee of Sponsoring Organizations (“COSO”) 2013;

•   the impact of new accounting pronouncements;

•   the impact of recent developments in corporate governance;

•   current tax matters affecting the Company;

•   the Company’s investment guidelines;

•   the Company’s compliance initiatives;

•   the Company’s processes for responding to, and investigation of, employee complaints regarding internal controls, auditing issues, or questionable accounting matters; and

•   the Company’s enterprise risk management efforts.

In addition to the meetings discussed above, the Audit Committee reviewed, with management and Deloitte, the Company’s interim financial statements for each quarter of 2017 prior to the quarterly release of earnings.

The Audit Committee also reviewed and discussed with management and Deloitte the Company’s audited financial statements as of and for the year ended December 31, 2017, prior to the release of earnings on Form 10-K. This discussion included, among other things:

•   critical accounting policies and practices used in the preparation of the Company’s financial statements;

•   significant items involving management’s estimates and judgments, including workers’ compensation reserves, tax matters, allowance for doubtful accounts, goodwill and intangible assets, business acquisition accounting, and legal and regulatory contingencies;

•   alternative treatments within GAAP of the Company’s annual financial information;

•   the effect of regulatory and accounting initiatives on the Company’s financial statements, including the adoption of significant accounting pronouncements;

•   any significant audit adjustments proposed by Deloitte and management’s response; and

•   confirmation that there were no matters of significant disagreement between management and Deloitte arising during the audit.

The Audit Committee has discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

The Audit Committee pre-approved all audit and non-audit services provided by Deloitte prior to any engagement with respect to such services. Deloitte may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined, in each instance, that the proposed services are not prohibited

TrueBlue, Inc. 2018 Proxy Statement P. 60

Audit Committee Report

by applicable regulations and that Deloitte’s independence will not be materially impaired as a result of having provided such services. Based on the reviews and discussions referred to above, the Audit Committee believes that Deloitte has been independent, objective, and impartial in conducting the 2017 audit.

In performing all of the functions described above, the Audit Committee acts in an oversight capacity. In that role, the Audit Committee relies primarily on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States of America.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board agreed, that the audited financial statements as of and for the year ended December 31, 2017, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC.

Members of the Audit Committee

Stephen M. Robb, Chair

William C. Goings

Kim Harris Jones

TrueBlue, Inc. 2018 Proxy Statement P. 61

PROPOSAL 4.

Ratification of Selection of Independent Registered Public Accounting Firm

As a matter of good corporate governance, the Audit Committee requests that shareholders ratify its selection of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for fiscal 2018. The Audit Committee of the Board has appointed Deloitte as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 30, 2018. Representatives of Deloitte will be present at the Annual Meeting of Shareholders to make a statement, if they desire to do so, and respond to appropriate questions by shareholders. The ratification of the Board’s selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2018, will be approved if the number of votes cast in favor of the ratification exceeds the numbers of votes cast against ratification.

Proxies will be voted “For” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2018 unless other instructions are indicated on your proxy card. In the event shareholders do not ratify the appointment, the Audit Committee will reconsider the appointment. The Audit Committee reserves the right to change its independent registered public accounting firm without seeking shareholder approval if it determines that such change is in the best interest of the Company.

Fees Paid to Independent Registered Public Accountant for Fiscal Years 2017 and 2016

Deloitte was the independent registered public accounting firm that audited the Company’s consolidated financial statements for the fiscal years ending January 1, 2017, and December 31, 2017. Services provided to the Company and its subsidiaries by Deloitte in fiscal 2016 and 2017, are described in the following table:

	2017	2016
Audit fees:(1)	$2,474,139	$2,595,381
Audit-related fees:(2)	$0	$12,000
Tax fees:(3)	$0	$0
All other fees:(4)	$3,543	$2,850

(1) Audit fees for the 2016 and 2017 fiscal years were for services rendered for the audits of the consolidated financial statements included in the Company’s Annual Reports on Form 10-K, quarterly reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, reviews of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and other assistance required to complete the year-end audit of the consolidated financial statements.

(2) Audit-related fees are for other SEC filings, including consents, comfort letters, or shelf-registrations.

(3) Tax fees could include consultation on tax compliance, tax advice, and tax planning. The Company paid no such fees to Deloitte in 2016 or 2017.

(4) All other fees for the 2016 and 2017 fiscal years are comprised of accounting research services subscription fees.

The services described above were approved by the Audit Committee pursuant to the policy described below. The Audit Committee did not rely on any of the exceptions to pre-approval under Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent accountants with respect to such services. The Company’s independent accountants may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement, has determined in each instance that the proposed services are not prohibited by applicable regulations, and that the accountants’ independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee shall take into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the accountants’ exercise of objective and impartial judgment on all issues encompassed within the accountants’ engagement would be materially impaired. The Audit Committee may delegate its approval authority to pre-approve services provided by the independent accountants to one or more of the members of the Audit Committee, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

TrueBlue, Inc. 2018 Proxy Statement P. 62

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of March 9, 2018, for (i) each person known to the Company to own beneficially 5% or more of our common stock; (ii) each director of the Company; (iii) each individual identified as an NEO of the Company pursuant to Item 402 of Regulation S-K; and (iv) all executive officers and directors of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of March 9, 2018, the Company had no other classes of outstanding equity securities.

Name & Address of Beneficial Owner**	Title of Class	Amount and Nature of Beneficial Ownership (Number of Shares)(1)	Percent of Class
Steven C. Cooper(2)	Common Stock	222,999	*
Derrek L. Gafford(3)	Common Stock	105,202	*
Joseph P. Sambataro	Common Stock	54,825	*
Wayne W. Larkin(4)	Common Stock	39,872	*
A. Patrick Beharelle	Common Stock	77,776	*
James E. Defebaugh	Common Stock	41,774	*
Jeffrey B. Sakaguchi	Common Stock	50,409	*
Bonnie W. Soodik(5)	Common Stock	24,931	*
Colleen B. Brown	Common Stock	19,840	*
Stephen M. Robb(6)	Common Stock	20,911	*
William C. Goings(7)	Common Stock	15,025	*
Kim Harris Jones(8)	Common Stock	11,574	*
All executive officers and directors as a group (15 individuals)	Common Stock	728,939	2%
BlackRock, Inc.(9)	Common Stock	5,307,669	13%
The Vanguard Group, Inc.(10)	Common Stock	4,722,670	12%
Dimensional Fund Advisors LP(11)	Common Stock	2,243,993	5%
TrueBlue, Inc. 2018 Proxy Statement P. 63

Security Ownership of Certain Beneficial Owners and Management

(1) Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Exchange Act, and includes: (i) shares held outright, shares held under the Company’s employee stock purchase plan, and restricted shares; (ii) share units held under the Company’s 401(k) plan; and, (iii) shares issuable upon exercise of options, warrants, and other securities convertible into or exchangeable for shares, which were exercisable on or within 60 days after March 9, 2018.

(2) Includes 216,983 shares held outright and 6,016 shares held under the 401(k) plan.

(3) Includes 100,241 shares held outright and 4,961 shares held under the 401(k) plan.

(4) Mr. Larkin’s employment with the company ended January 5, 2018. The balance in the table above reflects his holdings prior to the termination of his employment as it appears in his last form 4 and includes 39,461 shares held outright and 411 shares held under the 401(k) plan.

(5) Includes 2,119 shares held outright and 22,812 deferred shares.

(6) All 20,911 shares are deferred shares.

(7) Includes 5,886 shares held outright, 3967 deferred shares, and 5,172 options.

(8) Includes 3,341 shares held outright and 8,233 deferred shares.

(9) Information provided is based solely on a Schedule 13G dated January 17, 2018, filed on behalf of BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 5,208,605 shares and sole dispositive power with respect to 5,307,669 shares. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(10) Information provided is based solely on a Schedule 13G dated February 7, 2018, filed on behalf of The Vanguard Group, Inc. The Vanguard Group, Inc. has sole voting power with respect to 48,149 shares, shared voting power with respect to 5,875 shares, sole dispositive power with respect to 4,672,404 shares, and shared dispositive power with respect to 50,266 shares. The business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(11) Information provided is based solely on a Schedule 13G dated February 9, 2018, filed on behalf of Dimensional Fund Advisors LP. Dimensional Fund Advisors LP has sole voting power with respect to 2,123,471 shares, and sole dispositive power with respect to 2,243,993 shares. The business address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, Texas 78746.

* Less than 1%.

** The address of the NEOs and directors is c/o TrueBlue, Inc., 1015 A Street, Tacoma, Washington.

TrueBlue, Inc. 2018 Proxy Statement P. 64

Other Business

We do not intend to bring any other business before the Meeting, and, so far as we know, no matters are to be brought before the Meeting except as specified in the Notice of Annual Meeting of Shareholders. However, as to any other business which may properly come before the 2018 Annual Meeting of Shareholders, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the discretion of the proxies.
TrueBlue, Inc. 2018 Proxy Statement P. 65

Form 10-K Report Available

A copy of the Company’s 2017 Annual Report on Form 10-K, as filed with the SEC, will be furnished without charge to shareholders upon request to the chief financial officer at TrueBlue, Inc., 1015 A Street, Tacoma, Washington 98402 or by telephone at (253) 383-9101.

TRUEBLUE, INC.

By Order of the Board of Directors,

James E. Defebaugh

Secretary

/s/ James E. Defebaugh

Tacoma, Washington

March 29, 2018

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Appendix A

Trueblue, Inc. 2016 Omnibus Incentive Plan As Amended And Restated Effective May __, 2018

4. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

5. “Board” means the Board of Directors of the Company.

6. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

7. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to constitute “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

8. “Company” means TrueBlue, Inc., a Washington corporation, or any successor corporation.

9. “Common Stock” or “Stock” means a share of common stock of the Company, no par value per share.

10. “Consultant” means any person, except an Employee or Non-Employee Director, engaged by the Company or any Subsidiary, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

11. “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

12. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4 herein.

13. “Disability” means (i) in the case of a Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of “Disability” as used in this Plan shall

TrueBlue, Inc., a Washington corporation, sets forth herein the terms of its 2016 Omnibus Incentive Plan, as amended and restated effective May __, 2018, as follows:

1. Purpose

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly Employees, Consultants and Non-Employee Directors, and to motivate such Employees, Consultants and Non-Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon originally becoming effective, the Plan replaced, and no further awards shall be made under, the Predecessor Plan (as defined herein). The Plan is hereby amended and restated, effective upon approval by the Company’s stockholders at the 2018 annual meeting of stockholders to (i) increase the number of shares of Stock available for Awards and (ii) make other clarifying and non-substantive changes to certain provisions.

2. Definitions

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

1. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2. “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

3. “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit; Other Stock-based Award or cash award under the Plan.

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have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan shall mean a “permanent and total disability” as the term is defined for purposes of Section 22(e)(3) of the Code.

14. “Effective Date” means May 11, 2016, the date the Plan was approved by the Company’s stockholders. “Restatement Effective Date” means May __, 2018, the date the amendment and restatement of the Plan was approved by the Company’s stockholders.

15. “Employee” means any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company or any Subsidiary. Persons providing services to the Company, or to any Subsidiary, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

16. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

17. “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, -or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

18. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

19. “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

20. “Grantee” means a person who receives or holds an Award under the Plan.

21. “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

22. “Non-Employee Director” means a member of the Board who is not an Employee.

23. “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

24. “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

25. “Option Price” means the exercise price for each share of Stock subject to an Option.

26. “Other Stock-based Award” means an award of non-restricted Stock to a Non-Employee Director as part of the annual retainer under the Non-Employee Director compensation program.

27. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

28. “Plan” means this TrueBlue, Inc. 2016 Omnibus Incentive Plan, as amended from time to time.

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29. “Predecessor Plan” means the TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan.

30. “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

31. “Restricted Period” shall have the meaning set forth in Section 10.1.

32. “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

33. “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a share of Stock or the appropriate amount of cash, as applicable, upon satisfaction of all applicable vesting conditions (or such later date as provided by the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Code.

34. “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

35. “SEC” means the United States Securities and Exchange Commission.

36. “Section 162(m)” means Section 162(m) of the Code.

37. “Section 409A” means Section 409A of the Code.

38. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

39. “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

40. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

41. “Service Provider” means an Employee, Non-Employee Director or Consultant.

42. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

43. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

44. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

45. “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

46. “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3. Administration of the Plan

1. General. The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 13 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

1.  designate Grantees;

2.  determine the type or types of Awards to be made to a Grantee;

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3.  determine the number of shares of Stock to be subject to an Award;

4.  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

5.  prescribe the form of each Award Agreement; and

6.  amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

2. No Repricing. Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3. Award Agreements; Clawbacks. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

4. Deferral Arrangement. The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

5. No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

6. Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash Awards, (iii) Other Stock-based Awards to Non-Employee Directors (including any such Awards that are deferred under the Company’s deferred compensation plan for Non-Employee Directors); and (iv) other Awards to Non-employee Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 14); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

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7. Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4. Stock Subject to the Plan

1. Authorized Number of Shares. Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed the sum of (A) the number of shares of Common Stock available for the grant of awards as of the Effective Date under the Predecessor Plan (as of the date the Plan was adopted by the Board, there were 2,051,141 shares of Common Stock available for the grant of awards under the Predecessor Plan and there were 1,542,944 shares of Common Stock available for the grant at the time of its approval by stockholders), and (B) effective upon approval of the Company’s stockholders at the 2018 annual meeting of stockholders 1,800,000 shares. In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

2. Share Counting

1. General. Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

2. Cash-Settled Awards. Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

3. Expired or Terminated Awards. If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4. Payment of Option Price or Tax Withholding in Shares. The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, (i) if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above; and (ii) for a share-settled SAR, the gross number of shares with respect to which the SAR is granted shall be counted against the limit in Section 4.1 (i.e., not just the net shares actually issued upon exercise of the SAR). In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.

5. Substitute Awards. In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

3. Award Limits

1. Incentive Stock Options. Subject to adjustment under Section 14, 4 million shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

2. Individual Award Limits for Section 162(m) - Share-Based Awards. Subject to adjustment under Section 14, the maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of shares of Common Stock: (i) Options and SARs: 1 million shares; and (ii) all share-based Performance Awards (including Restricted Stock and Restricted Stock Units that are Performance Awards): 1 million shares.

3. Individual Award Limits for Section 162(m) - Cash-Based Awards. The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Award: $5 million; and (ii) all other cash-based Performance Awards: $5 million.

4. Limits on Awards to Non-Employee Directors. No more than $500,000 may be granted in share-based Awards under the Plan during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to

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a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her cash retainer or fees for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5. Effective Date, Duration and Amendments

1. Term. The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Restatement Effective Date and may be terminated on any earlier date as provided in Section 5.2.

2. Amendment and Termination of the Plan. The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6. Award Eligibility and Limitations

1. Service Providers. Subject to this Section 6.1, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

2. Successive Awards. An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

3. Stand-Alone, Additional, Tandem, and Substitute Awards. Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7. Award Agreement

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8. Terms and Conditions of Options

1. Option Price. The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

2. Vesting. Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

3. Term. Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of a period not to exceed ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

4. Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be

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exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

5. Method of Exercise. An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

6. Rights of Holders of Options. Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

7. Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9. Terms and Conditions of Stock Appreciation Rights

1. Right to Payment. A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

2. Other Terms. The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

3. Term of SARs. The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

4. Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

1.   the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

2.   the number of shares of Stock with respect to which the SAR is exercised.

10. Terms and Conditions of Restricted Stock, Restricted Stock Units and other Stock-Based Awards

1. Restrictions. At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions. The Board may also grant Other Stock-based Awards to Non-Employee Directors, which Awards may be subject to deferral under the terms of the Company’s deferred compensation plan for Non-Employee Directors (as in effect from time to time), in which case such Other Stock-Based Awards shall be considered to be fully vested Restricted Stock Units.

2. Restricted Stock Certificates. The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.

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3. Rights of Holders of Restricted Stock. Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

4. Rights of Holders of Restricted Stock Units.

1. Settlement of Restricted Stock Units. Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A (to the extent applicable), in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

2. Voting and Dividend Rights. Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

3. Creditor’s Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

4. Purchase of Restricted Stock. The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

5. Delivery of Stock. Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11. Form of Payment for Options and Restricted Stock

1. General Rule. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

2. Surrender of Stock. To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

3. Cashless Exercise. With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

4. Other Forms of Payment. To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12. Terms and Conditions of Performance Awards

1. Performance Conditions. The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

2. Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as having the potential to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

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a. Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices or based on year-over-year growth). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

b. Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (i) cash flow; (ii) earnings per share; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on revenue; (xii) brand recognition/acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxiii) debt levels or reduction or debt ratios; (xxiv) operating efficiency; or (xxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

c. Timing for Establishing Performance Goals. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

d. Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

3. Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

4. Status of Section 12.2 Awards under Section 162(m). It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as having the potential to be Covered Employees within the meaning of Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as having the potential to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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13. Requirements of Law

1. General. The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

2. Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14. Effect of Changes in Capitalization

1. Changes in Stock. If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

2. Effect of Certain Transactions. Except as otherwise provided in an Award Agreement, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of Common Stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected

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Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

3. Adjustments. Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15. No Limitations on Company

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16. Terms Applicable Generally to Awards Granted Under The Plan

1. Disclaimer of Rights. No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this

Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

2. Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

3. Withholding Taxes. The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may in its sole discretion, require or permit the Grantee to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

4. Captions. The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

5. Other Provisions. Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may

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be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

6. Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

7. Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

8. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Washington without giving effect to the principles of conflicts of law, and applicable Federal law.

9. Section 409A. The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

10. Separation from Service. The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

11. Transferability of Awards.

1. Transfers in General. Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

2. Family Transfers. If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

12. Dividends and Dividend Equivalent Rights. If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award which is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

The Plan was originally approved by the Compensation Committee of the TrueBlue Board of Directors on March 11, 2016 and was approved by the stockholders of the Company on May 11, 2016.

This amendment and restatement of the Plan was adopted by the Board of Directors on March 15, 2018 and was approved by the stockholders of the Company on May __, 2018.

TrueBlue, Inc. 2018 Proxy Statement P. 78

trueblue
THE PEOPLE COMPANY

NYSE SYMBOL: TBI
WWW.TRUEBLUE.COM

TRUEBLUE, INC. C/O COMPUTERSHARE 350 INDIANA STREET SUITE 750 GOLDEN, CO 80401 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR code above Transmit your voting instructions online until 11:59 P.M. Eastern Daylight Time Tuesday, May 8, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Call to transmit your voting instructions until 11:59 P.M. Eastern Daylight Time Tuesday, May 8, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by Tuesday, May 8, 2018. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E42309-P02939 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TRUEBLUE, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Colleen B. Brown 1e. Stephen M. Robb 1d. Kim Harris Jones 1b. Steven C. Cooper 1c. William C. Goings 1h. Bonnie W. Soodik 1f. Jeffrey B. Sakaguchi 1g. Joseph P. Sambataro, Jr. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To approve, by advisory vote, compensation for our named executive officers. The Board of Directors recommends you vote FOR the following proposal: 3. To approve the amendment and restatement of the Company's 2016 Omnibus Incentive Plan. The Board of Directors recommends you vote FOR the following proposal: 4. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 30, 2018. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If signing on behalf of a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com. E42310-P02939 TRUEBLUE, INC. For Annual Meeting of the Shareholders This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Joseph P. Sambataro, Jr. and James E. Defebaugh (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the annual meeting of the Company to be held at 10:00 a.m., Pacific Daylight Time, on Wednesday, May 9, 2018, at 1015 A Street, Tacoma, Washington 98402, and at any adjournment thereof. This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder and with respect to any other business that may properly come before the meeting, in accordance with the discretion of the Proxies. Unless otherwise specified herein, the Proxies, in their discretion, are further authorized to vote: FOR PROPOSAL 1 (the election of directors nominated by the Board of Directors); FOR PROPOSAL 2 (advisory vote approving executive compensation); FOR PROPOSAL 3 (approval of the amendment and restatement of the Company's 2016 Omnibus Incentive Plan); and FOR PROPOSAL 4 (ratification of the selection of the independent registered public accounting firm). Continued and to be signed on reverse side